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Protective Investment Company

Annual Report

Cumberland
Hudson's Bay
Labrador
C. Farewell
Athabasca L.
New Cornwall
New Hanover
Winnipeg L.
C. Charles
Newfoundland
CANADA
L. Superior
AMERICA
Montreal
N. Scotia
C. Breton I.
New York
C. Cod
ATLANTIC
UNITED STATES
Washington
Chesapeak B.
Charlestown
New Orleans
GULF OF MEXICO
MEXICO
C. S. Lucas
Mexico
Cuba
Jamaica
Domingo
CARIBBEAN SEA
Socoro
Guatimala
Bay of Panama
Sta Fe
COLOMBIA
GUIANA
Galapagos
G. of Guayaquil
C. Blanco
R. Amazon or Maranon
Para
Natal
SOUTH
Lima
PERU
St Salvador or Bahia
AMERICA
Rio Janeiro
C. Frio
BRAZIL
S. Felix
Easter I.
CHILI
Valparaiso
Juan Fernandez Is
Buenos Ayres
R. Grande
R. de la Plata
Azores
Cape Verde

December 31, 2001

Performance and Portfolio Review by Fund

Protective Global Income Fund4

Managed by Goldman Sachs Asset Management International

Performance Review—Over the one-year period that ended December 31, 2001 the Fund generated a 4.79% cumulative total return.1 Over the same time period, the Fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged into U.S. dollars), generated a cumulative total return of 6.14%.

The primary drivers of the Fund's underperformance relative to its benchmark were its duration and yield curve positions in the U.S. We implemented a short duration position in the U.S. based on our expectations of a U.S.-led global economic recovery. However, U.S. Treasuries rallied strongly, as the events of September led to a downward revision to the growth outlook.

Global bond markets performed well during the year, especially compared to their equity counterparts. This strong performance was driven by slowing economic growth, which was further exacerbated by the terrorist attacks in September. The U.S. bond market was the best performing of the major markets, as the Federal Reserve Board (the "Fed") eased monetary policy aggressively in 2001. Two-year Treasury yields hit a 40-year low, as the Fed cut rates by 475 basis points during the year (to 1.75%) to stimulate a weakening economy. As a result, the bond market rally was led by the short end of the curve, with two-year yields falling by 207 basis points in 2001, while 10-year and 30-year yields remained virtually unchanged. European and UK bond markets largely mirrored U.S. Treasuries, as the European Central Bank (the "ECB") and Bank of England followed the Fed and cut rates by 150 and 200 basis points, respectively. Japanese bonds lagged the other major markets, but delivered solid returns, as the Japanese economy continued to be mired in recession while suffering from broad-based deflation.

Portfolio Highlights

At the beginning of the reporting period our global outlook for bonds was positive, based on our negative economic outlook. We felt that the slowdown in the U.S. would have a significant impact on the global economy, especially in Asia, and that the UK and Europe would suffer as well. We therefore positioned accordingly, with an overweight duration relative to the benchmark. Although the Fed had taken the lead in cutting rates, we felt that the Bank of England's Monetary Policy Committee would follow suit, and we reflected this with a long UK 5-year/short European 5-year position.

As the period progressed, we believed that the aggressive monetary easing by the Fed had begun to take effect and the chances of a global recession were falling. Furthermore, we felt that the fixed income markets had already discounted most of the negative economic news and the associated interest rate cuts. We therefore took profits on our long duration positions and moved to take advantage of potential yield curve flattening in the U.S., Europe, the UK and Japan. Although our economic outlook had turned generally more positive, we felt that the economic situation in Japan had deteriorated somewhat, and we expressed this by reinstating our overweight duration position in Japan.

We maintained expectations of an economic recovery throughout the summer prior to the events of September 11, thus holding a short duration position. However, the terrorist attacks in the U.S. led us to adopt a more bearish global economic outlook. As a result, immediately following the events, we reduced much of the active risk in the portfolio. Prior to the tragedy, it appeared that the global growth slowdown had reached its trough. The National Association of

4Please see page 16 for disclosures.

1Please see page 16 for disclosures.

Purchasing Management Index (an indicator of factory activity levels), which has historically been a precursor of a U.S. economic recovery, showed signs of improvement. However, the economic recovery was delayed via a dampening of consumer confidence, domestic consumption and slower business investment. We expected global bond prices to move higher in a slowing growth environment, and we positioned ourselves overweight duration relative to benchmark.

We expressed our bullish view on bonds in the Eurozone, based on expectations that the ECB would relax its relatively tight monetary stance, given slowing growth as well as declining inflation levels. As U.S. Treasuries sold off heavily, we also initiated a long duration position in the U.S., seeing substantial short-term value. This position was partly offset by our underweight position in Japan. Given the unattractive yield levels at the short end of the Japanese curve, we remained underweight with respect to duration in Japan. Instead, we used this cash to help fund our overweight position in Europe, where we believed there was more room for rate cuts.

Outlook

There has undoubtedly been stabilization in a wide range of U.S. economic indicators. However, we believe much of this recovery is "catch-up" on the inactivity in the immediate aftermath of the terrorist attacks, and that a sustained recovery in the aggregate data is not yet assured. It is our belief that the market has gotten ahead of itself and is discounting excessive rate hikes.

Given the generation-low absence of inflationary pressures, substantial slack in the economy, and the magnitude of the recent sell-off, we see significant short-term value in U.S. bonds. With U.S. consumer spending accounting for 20% of consumer demand in the Organization (Operation for Economic Cooperation and Development) markets, we expect further moderation of economic activity in the Eurozone. However, we do not expect the ECB to cut rates in the early part of the year. In the near-term, we see better value on the other side of the Atlantic, and as a result maintain our underweight position in Europe versus the U.S. Given the relative strength of the UK economy, early fiscal stimulus by the government and upward pressure on long yields, we maintain a short position in long gilts.

We continue to hold a negative economic outlook for Japan, given persisting price deflation and no sign of a pick-up in capital investment activity. Based on the unattractive yield levels at the short end of the Japanese curve, we remain underweight duration in Japan, owning no bonds with less than seven years maturity. At the same time, we maintain our curve flattening trade, reflecting our bullish view on Japanese long bonds, that should be backed by a continually deteriorating economy.

Despite the recent performance of corporate bonds, we feel wide spreads continue to provide an adequate cushion to assume high quality non-government bond risk over a 12-18 month horizon, as well as increased opportunities for sector selection. However, in the short-term there are risks, especially in the event of a further slowdown, before fiscal and monetary stimuli already in the pipeline take effect. This reinforces our ongoing view that security selection is key, with a focus on high quality cyclical names that can sustain a period of revenue decline going forward.

Goldman Sachs Fixed Income Portfolio Management Team
January 11, 2002

Protective Global Income Fund

Managed by Goldman Sachs Asset Management International

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the J.P. Morgan Global Government Bond Index (hedged to U.S. dollars).

TOTAL RETURN1 SUMMARY

	Average Annual Total Returns through December 31, 2001			Cumulative Total Returns through December 31, 2001
	Year Ended	5 year	Since Inception(a)	Year Ended	5 year	Since Inception(a)
Protective Global Income Fund	4.79%	6.49%	7.36%	4.79%	36.98%	74.07%
J.P. Morgan Global Government Bond Index (Hedged)	6.14%	7.90%	8.24%	6.14%	46.25%	85.52%

(a)	From the commencement of investment operations on March 14, 1994.

Bond Allocation as of December 31, 20015

Country of Issuer	Percentage of Net Assets
United States	41.7%
France	12.5
Japan	11.2
United Kingdom	7.4
Germany	7.4
Italy	4.1
Canada	3.7
Belgium	2.5
Denmark	1.6
Luxembourg	1.3

Goldman Sachs Fixed Income Portfolio Management Team
January 11, 2002

1Please see page 16 for disclosures.

5Please see page 16 for disclosures.

Protective International Equity Fund3

Managed by Goldman Sachs Asset Management International

Performance Review—Over the one-year period that ended December 31, 2001 the Fund generated a -22.56% cumulative total return.1 Over the same time period, the Fund's benchmark, the MSCI EAFE Index (unhedged with dividends reinvested) generated a cumulative total return of -21.21%.

As these returns indicate, it has been an extremely challenging period in the financial markets. In this environment, defensive sectors outperformed at the expense of more economically sensitive cyclical sectors. As such, the Fund's overweight position in Consumer Cyclicals and its underweight position in Utilities detracted from performance.

Market Overview

The global equity markets fell during the year, with the MSCI World Index declining 23.2% in U.S. dollar terms. Aside from a brief rally in April and a pickup in the fourth quarter 2001, the markets were consistently weak. Concerns over the prospects of corporate profitability in a period of slowing global demand dominated sentiment, as earnings announcements continued to disappoint investors. These issues became even more acute in the immediate aftermath of the atrocities of September 11.

Prior to the terrorist attacks, consumer demand was holding up fairly well. Real income growth was solid, the core of the labor market was robust and confidence was relatively high, given the economic conditions. While September 11 was to many an event that would plunge the world into recession, economic data released shortly afterwards suggested that the world economy had started to deteriorate earlier in the year.

In response to growing evidence of a U.S. economic slowdown, the Federal Reserve Board cut interest rates by 475 basis points in 2001. For much of the year, the European Central Bank (the "ECB") held monetary conditions tight, as interest rate policy wrestled not only with producer price inflation, but also a weak euro. However, the ECB eventually eased rates, cutting a total of 150 basis points. The UK Monetary Policy Committee was slightly more aggressive, lowering rates by 200 basis points.

At the regional level, the European markets were weak, with the MSCI Europe Index falling 16.12%, while the UK performed somewhat better, but still posting a double-digit decline. The MSCI Japan Index lost 18.8%, making it the worst performing region. The weak yen made the situation even worse in U.S. dollar terms. The Pacific region (ex-Japan) was the strongest within the period, falling only 5.0%. The region performed especially well during the fourth quarter.

At a sector level, Information Technology was the worst performer, dropping 27.5% over the year. This was largely in response to a weakening demand outlook, which in turn gave rise to widespread profit warnings. However, the sector did enjoy a buoyant fourth quarter, as investors began to anticipate an economic recovery in 2002. Telecoms were a more steady decliner, as they continued to underperform during the fourth quarter. The only area to finish the year in positive territory was the Materials sector, which rose a scant 0.1%.

In terms of currencies, the U.S. dollar was the strongest performer during the period, appreciating 14.8% versus the yen, 2.6% versus sterling, and 6.5% versus the euro.

Portfolio Highlights

•
Takefuji Corp.:    Takefuji has benefited from a re-rating by the market. The company is expected to maintain its leading position in the consumer loan industry, due to its high level of efficiency and management's focus on controlled growth. The stock price rallied as the market reassessed the firm's relatively inexpensive valuation in the light of the situation discussed above. We sold out of our

3Please see page 16 for disclosures.

1Please see page 16 for disclosures.

      position when our research indicated that the stock was beginning to trade at a stretched valuation.

•
P&O Princess Cruises:    P&O Princess Cruises is an international cruise company, with operations in North America, Europe & Australia. Among the world's cruise companies it ranks third in terms of revenue and operating income. The company saw a dramatic rally in its stock price in the final quarter of 2001, as it found itself in the middle of a merger battle. Royal Caribbean proposed a merger and then Carnival, the number one operator, entered the race with a counter offer. As a result, during the fourth quarter P&O's stock rose over 75%.
•
Woolworths:    Woolworths retails food, general merchandise and specialty goods throughout Australia, in addition to operating a nationwide chain and department stores. The company performed well throughout 2001, due to the strength of its brand and balance sheet. The company also benefited from the acquisition of its competitor Franklin, a deal that enhanced Woolworths' market share and distribution reach. Towards the end of the year we decreased our position in this relatively defensive stock, as we began to position the portfolio for an economic recovery.

Outlook

•
Europe:    The European economic outlook was unusually cloudy in the aftermath of September 11. The attacks initially had a dramatic impact on consumer and business confidence in both the U.S. and Europe. Corporations accelerated the pace of job cuts, which acted as a further damper on consumer demand, with U.S. retail sales falling 3.7% in November, the largest monthly decline since tracking began in 1992. However, following significant monetary and fiscal policy easing, we believe that the slowdown in economic activity will be relatively short lived, with final demand starting to recover as 2002 progresses. The anticipation of such an economic recovery is likely to provide a supportive environment for equities, particularly since low interest rates reduce the attraction of cash holdings. We also believe that consensus forecasts of low double-digit earnings growth in 2002 may be exceeded following aggressive cost reduction exercises in the corporate sector over the past 18 months.

•
Japan:    We remain cautious on Japanese equities near term. The market's expectation of an earnings recovery for the next fiscal year appears somewhat optimistic. Earnings of listed companies are expected to fall 40% for the year ending March 2002 and recover next year, probably during the second half, aided by the recovery in the U.S. Given continued deflationary pressures and a risk that the U.S. economic recovery is delayed, these numbers appear to be difficult to attain. We continue to look for stocks that have strong recovery potential that are selling at reasonable valuations, while maintaining an exposure to defensive sectors. Currently, we have enough defensive names in our portfolio and we feel our current risk is to be behind the market under the theme of re-flation. We believe most of the Technology stocks already reflect high expectations for earnings recovery and we would be selective in adding these issues.

•
Asia:    Given such a strong recovery in Asia during the fourth quarter, we are cautious that further short-term upside could be limited, as the liquidity-driven rally lacks fundamental support. However, more liquidity returning into the equity markets could continue to push the markets higher. Therefore, equity markets in the region are likely to remain volatile until the U.S. shows clearer signs of an economic recovery.

Goldman Sachs International Equity Portfolio Management Team
January 11, 2002

  The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the MSCI EAFE Index (Unhedged).

  TOTAL RETURN1 SUMMARY

	Average Annual Total Returns through December 31, 2001			Cumulative Total Returns through December 31, 2001
	Year Ended	5 year	Since Inception(a)	Year Ended	5 year	Since Inception(a)
Protective International Equity Fund	(22.56)%	2.22%	5.54%	(22.56)%	11.61%	52.28%
MSCI EAFE Index (Unhedged)	(21.21)%	1.17%	3.17%	(21.21)%	5.98%	27.62%

(a)	From the commencement of investment operations on March 14, 1994.

Top 10 Portfolio Holdings as of December 31, 20015

Company	Country	Line of Business	Percentage of Net Assets
Vodafone Group PLC	United Kingdom	Telecommunications	4.4%
GlaxoSmithKline PLC	United Kingdom	Pharmaceuticals	3.7
Total Fina ELF SA	France	Oil & Gas Services	3.6
Nestle SA	Switzerland	Foods	3.5
Takeda Chemical Industries Ltd.	Japan	Drugs & Health Care	2.8
Munich Reinsurance AG	Germany	Insurance	2.7
Barclays PLC	United Kingdom	Finance & Banking	2.7
Nokia Oyj	Finland	Telecommunications	2.7
Bank of Ireland	Ireland	Finance & Banking	2.6
Novartis AG	Switzerland	Drugs & Health Care	2.5

Goldman Sachs International Equity Portfolio Management Team
January 11, 2002

1Please see page 16 for disclosures.

5Please see page 16 for disclosures.

Protective Capital Growth Fund4

Managed by Goldman Sachs Asset Management

Performance Review—Over the one-year period that ended December 31, 2001 the Fund generated a -14.43% cumulative total return.1 Over the same time period the Fund's benchmark, the Standard & Poor's 500 Index (with dividends reinvested) generated a -11.88% cumulative total return.

The Fund's underperformance relative to the benchmark was largely due to weak performance by several of our Utilities and Healthcare companies. In addition, the Fund's overweight position in media and communications stocks hurt results at times during the year. Investors tended to shy away from these sectors, and from telecommunications stocks in particular, due to concerns over the slowdown in industry growth.

The U.S. equity markets experienced a difficult 2001, as the majority of the major indexes finished in negative territory for the 12-month period. Throughout the year, investors dealt with the abrupt slowdown in the U.S. economy's growth rate, and the resulting sluggish business environment. At the beginning of 2001, the market's weakness was, for the most part, concentrated in the Technology sector. The drivers of the precipitous drop in many of this sector's issues were weakening end-market demand, significant inventory build-up and downward earnings revisions.

As the economy's growth slowed even further, more industries began to report a slowdown in business, and investors sold stocks across the board. In an effort to jolt the sluggish economy, the Federal Reserve Board (the "Fed") lowered the fed funds rate on eleven separate occasions in 2001. Despite the rationale that purports that lower interest rates spur investment, and in turn boost stock prices, the market did not soar on the heels of the looser monetary policy. This was mainly due to the fact that, regardless of the interest rate level, there was simply not enough demand for companies' products and services to warrant new investments. In addition, the events of September 11 further shook the markets. However, there exists the expectation that we will see the positive effects of the Fed's actions in the coming year, as the business cycle begins to turn upward.

Portfolio Highlights

•
Harrah's Entertainment, Inc.:    Harrah's enjoyed a solid run at the end of the year, as the company benefited from its geographically diverse base of casinos. Although the airline industry is still sluggish in the wake of the September 11 attacks, thereby negatively affecting business in Las Vegas, Harrah's has seen strength in other areas, such as Atlantic City and Illinois.

•
Cendant Corp.:    Cendant, whose major brands include Days Inn, Ramada, Howard Johnson and Avis, performed well this year, as it continues to cut costs, grow its core businesses and regain investors' confidence amid the sluggish travel environment. Many companies in this area were battered after the September 11 terrorist attacks, as the outlook for the travel-related industries immediately became negative. However, many of these businesses have rebounded as a result of the renewed confidence in their ability to grow in the current economic and political environment.

•
First Data Corp.:    First Data Corp., through its subsidiary Western Union, provides personal and business financial services to consumers and companies throughout the world. The company announced solid quarterly earnings growth, due to its effort to expand overseas, a dedication to managing costs, and its ability to take advantage of the shift from paper to electronic payments. In addition, although Western Union provides First Data with a strong growth component, its other business segments—merchant processing and bankcard issuance—have held up well, despite the recent economic downturn.

Outlook

The U.S. equity markets rose steadily throughout the fourth quarter of 2001. Based on the current sluggish economic environment, we are assuming that the economy will continue to experience flat growth for the next few quarters. Nevertheless, we are hopeful that 2002 will be a period of stronger growth for U.S. companies, as well as businesses around the world. This is not a forecast, but rather an assumption so that we can test the strength of our companies under the upcoming economic environment. Going forward, we will continue to focus our efforts on the strength and sustainability of our companies' financial statements—a practice that we have always employed.

Goldman Sachs Growth Equity Investment Management Team
January 11, 2002

4Please see page 16 for disclosures.

1Please see page 16 for disclosures.

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the S&P 500 Index.

TOTAL RETURN1 SUMMARY

	Average Annual Total Returns through December 31, 2001			Cumulative Total Returns through December 31, 2001
	Year Ended	5 year	Since Inception(a)	Year Ended	5 year	Since Inception(a)
Protective Capital Growth Fund	(14.43)%	12.95%	14.29%	(14.43)%	83.86%	139.95%
S&P 500 Index (with income reinvested)	(11.88)%	10.69%	14.13%	(11.88)%	66.23%	137.91%

(a)	From the commencement of investment operations on June 13, 1995.

Top 10 Portfolio Holdings as of December 31, 20015

Company	Line of Business	Percentage of Net Assets
Microsoft Corp.	Computer Software & Services	4.7%
General Electric Co.	Diversified Manufacturing	4.1
Pfizer Inc.	Drugs & Health Care	3.3
Wal-Mart Stores Inc.	Retail	3.2
Exxon Mobil Corp.	Energy	2.9
AOL Time Warner, Inc.	Multimedia	2.6
Citigroup, Inc.	Banks	2.4
Viacom, Inc.	Multimedia	2.1
Fannie Mae	Financial Services	2.1
PepsiCo, Inc.	Beverages	2.1

Goldman Sachs Growth Equity Investment Management Team
January 11, 2002

1Please see page 16 for disclosures.

5Please see page 16 for disclosures.

Protective Growth and Income Fund4

Managed by Goldman Sachs Asset Management

Performance Review—Over the one-year period that ended December 31, 2001 the Fund generated a -9.46% cumulative total return.1 Over the same time period the Fund's benchmark, the Standard & Poor's 500 Index (with dividends reinvested) generated a -11.88% cumulative total return.

During the first half of 2001, the stock market was characterized by a return to investment fundamentals and a renewed awareness that earnings and cash flow are vital factors in determining a stock's value. During the second half of 2001, amid numerous Federal Reserve Board rate cuts and downward revised company expectations, the markets were turbulent, as investors became increasingly speculative regarding the state of the economy. In general, investors rotated into defensive stocks, where the outlook seemed safer than in sectors such as Technology. Nearly all the major U.S. indices ended the year in negative territory. Despite this volatility, large cap value stocks, as represented by the Russell 1000 Value Index, outperformed their growth counterparts for the second consecutive year.

Strong stock selection was the main driver of the Fund's outperformance versus the benchmark. Our quality bias and emphasis on price and prospects, not merely price, was well founded in this increasingly uncertain investing environment. In addition, the Fund's diversified portfolio allowed us to offer broad exposure to our best research ideas in all industries. In such a volatile market, the Fund benefited from its diversification, as it was able to absorb significant declines in certain securities and industries, due to positive results generated in other areas.

Portfolio Highlights

•
XL Capital:    XL Capital, an insurance and reinsurance company, was a strong contributor to performance during 2001. XL Capital has benefited from its strong balance sheet that allows the company to write new insurance policies in a currently strong pricing environment. At the same time, competitors are being forced to withdraw from the market.

•
Microsoft Corp.:    Microsoft was the top contributor to performance for the year. Microsoft, supported by its broad, innovative product base, performed well despite slowing PC demand. The company also has a strong financial base, as well as a forward thinking management team that allows it to invest in products with the most potential for future growth.

•
Wal-Mart Stores:    Wal-Mart is the world's largest retailer, and another top contributor to performance. The company continues to benefit from its ability to take market share from small, regional players. In addition, its global brand is expanding abroad. Furthermore, Wal-Mart has controls in place that has helped it withstand financial risk amid difficult economic and retailing conditions.

Outlook

Looking ahead, we believe that a low interest rate and lower energy cost environment will benefit many of the value names in the Fund. We continue to follow our opportunistic value strategy that emphasizes identifying quality companies selling at reasonable valuations. Historically, our bottom-up fundamental approach to finding stocks has helped us to locate strong prospects at the stock level. As investors become cautiously optimistic regarding the economic outlook for 2002, our value strategy will continue to hold a philosophy that focuses on fundamental research and stock selection.

Goldman Sachs Value Management Team
January 11, 2002

4Please see page 16 for disclosures.

1Please see page 16 for disclosures.

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the S&P 500 Index.

TOTAL RETURN1 SUMMARY

	Average Annual Total Returns through December 31, 2001			Cumulative Total Returns through December 31, 2001
	Year Ended	5 year	Since Inception(a)	Year Ended	5 year	Since Inception(a)
Protective Growth and Income Fund	(9.46)%	2.67%	8.42%	(9.46)%	14.10%	87.86%
S&P 500 Index (with income reinvested)	(11.88)%	10.69%	14.93%	(11.88)%	66.23%	196.31%

(a)	From the commencement of investment operations on March 14, 1994.

Top 10 Portfolio Holdings as of December 31, 20015

Company	Line of Business	Percentage of Net Assets
Standard and Poor's Depositary Receipts	Financial Services	4.9%
General Electric Co.	Diversified Manufacturing	3.2
Citigroup, Inc.	Banks	3.1
Exxon Mobil Corp.	Oil	2.7
Microsoft Corp.	Computer Software & Services	2.5
Wal-Mart Stores, Inc.	Retail	2.2
Freddie Mac	Financial Services	2.1
ChevronTexaco Corp.	Oil	1.9
XL Capital Ltd.	Insurance	1.8
International Business Machines, Inc.	Computer Hardware/Software & Services	1.8

Goldman Sachs Value Management Team
January 11, 2002

1Please see page 16 for disclosures.

5Please see page 16 for disclosures.

Protective CORESM U.S. Equity Fund

Managed by Goldman Sachs Asset Management

Performance Review—Over the one-year period that ended December 31, 2001 the Fund generated a -10.93% cumulative total return.1 Over the same time period the Fund's benchmark, the Standard & Poor's 500 Index (with dividends reinvested) (the "Index") generated a -11.88% cumulative total return.

The CORE strategy is a well-defined investment process that has historically provided consistent, risk-managed performance. The diversification of our models typically adds value because, when one theme doesn't work, others usually do. For example, when momentum stocks underperform, value stocks typically advance more than average.

Portfolio Highlights

Among our CORE themes, the new Profitability theme was the biggest positive contributor to excess returns during the year, as it added considerable value in nearly all 12 months. Valuation also contributed strongly to positive returns. Earnings Quality was flat for the year as a whole, as it was each month of 2001. On the other hand, Momentum's fortunes were more volatile, as it experienced excellent months followed by more difficult months, and vice versa. It did, however, end the year on a positive note. Fundamental Research was down overall, though it came back somewhat at the beginning of the fourth quarter after struggling for the first three quarters of the year.

Stock selection was a positive contributor in eight of the 13 sectors that make up the Index, most notably in the Energy and Telecommunications sectors. The only area wherein stock selection suffered notably was the Healthcare sector.

Outlook

Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should perform better than poor momentum stocks. We also prefer names favored by fundamental research analysts and companies that have sustainable earnings and strong profit margins. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

Goldman Sachs Quantitative Equity Management Team
January 11, 2002

1Please see page 16 for disclosures.

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the S&P 500 Index.

TOTAL RETURN1 SUMMARY

	Average Annual Total Returns through December 31, 2001			Cumulative Total Returns through December 31, 2001
	Year Ended	5 year	Since Inception(a)	Year Ended	5 year	Since Inception(a)
Protective CORE U.S. Equity Fund	(10.93)%	9.54%	13.27%	(10.93)%	57.72%	164.36%
S&P 500 Index (with income reinvested)	(11.88)%	10.69%	14.93%	(11.88)%	66.23%	196.31%

(a)	From the commencement of investment operations on March 14, 1994.

Top 10 Portfolio Holdings as of December 31, 20015

Company	Line of Business	Percentage of Net Assets
General Electric Co.	Diversified Manufacturing	4.9%
Microsoft Corp.	Computer Software & Services	3.9
Exxon Mobil Corp.	Oil	3.4
Citigroup, Inc.	Banks	3.4
Pfizer, Inc.	Drugs & Health Care	3.2
International Business Machines, Inc.	Computer Hardware/Software & Services	3.0
Johnson & Johnson Co.	Drugs & Health Care	2.7
AOL Time Warner, Inc.	Multimedia	2.3
Bank of America Corp.	Banks	2.0
Wal-Mart Stores, Inc.	Retail	1.9

Goldman Sachs Quantitative Equity Management Team
January 11, 2002

1Please see page 16 for disclosures.

5Please see page 16 for disclosures.

Protective Small Cap Value Fund2,4

Managed by Goldman Sachs Asset Management

Performance Review—Over the one-year period that ended December 31, 2001 the Fund generated a 21.66% cumulative total return.1 Over the same time period the Fund's benchmarks, the Russell 2000 Value Index (with dividends reinvested) generated a 14.02% cumulative total return.

During the first half of 2001, the stock market was characterized by a return to investment fundamentals and a renewed awareness that earnings and cash flow are vital factors in determining a stock's value. During the second half of 2001, amid numerous Federal Reserve Board rate cuts, and downward revised company expectations, markets were turbulent, as investors became increasingly speculative regarding the state of the economy. In general, investors rotated into defensive stocks, where the outlook seemed safer than in sectors such as Technology. Nearly all the major U.S. indices ended the year in negative territory. Despite this volatility, small-cap value stocks, as represented by the Russell 2000 Value Index, significantly outperformed their small-cap growth counterparts.

Strong stock selection was the main driver of the Fund's outperformance versus the benchmark. Our quality bias and emphasis on price and prospects, not merely price, was well founded in this increasingly uncertain investing environment. In addition, the Fund's diversified portfolio allowed us to offer broad exposure to our best research ideas in all industries. In such a volatile market, the portfolio benefited from its diversification, as it was able to absorb significant declines in certain securities and industries, due to positive results generated in other areas.

Portfolio Highlights

•
Ingram Micro and Hutchinson Technology:    Our strong stock selection in the Technology sector benefited the portfolio during the year. Stocks such as Ingram Micro, a worldwide wholesale distributor of computer-based technology products and Hutchinson Technology, a supplier of suspension assemblies, led the sector. Hutchinson has performed well due to strong product innovation and an increased demand, while at the same time improving profitability. Ingram has benefited because of its increased support services and solutions to help the information technology channel uncover growth opportunities.

•
Cornell Companies:    Cornell, which provides privatized correctional detention and pre-release and treatment services, was another strong contributor to relative performance in 2001. During the year, the company introduced a new financing mechanism that lowered their cost of capital and increased their financial flexibility to build more prisons.

•
CBRL Group:    CBRL, the operator of Cracker Barrel restaurants, was a strong contributor to performance during the year. We view Cracker Barrel, with restaurants all along the east coast, as having a good compensation structure for its management team, a factor we look at carefully before investing in a company. CBRL Group was severely undervalued a year ago, and recently has been reaching normal valuations.

Outlook

Looking ahead, we believe that a low interest rate and lower energy cost environment will benefit many of the value names in the Fund. We continue to follow our opportunistic value strategy that emphasizes identifying quality companies selling at reasonable valuations. Historically, our bottom-up fundamental approach to finding stocks has helped us to locate strong prospects at the stock level. As investors become cautiously optimistic regarding the economic outlook for 2002, our value strategy will continue to hold a philosophy that focuses on fundamental research and stock selection.

Goldman Sachs Value Management Team
January 11, 2002

2Please see page 16 for disclosures.

4Please see page 16 for disclosures.

1Please see page 16 for disclosures.

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the Russell 2000 Value Index.

TOTAL RETURN1 SUMMARY

	Average Annual Total Returns through December 31, 2001			Cumulative Total Returns through December 31, 2001
	Year Ended	5 year	Since Inception(a)	Year Ended	5 year	Since Inception(a)
Protective Small Cap Value Fund	21.66%	12.55%	9.86%	21.66%	80.57%	108.30%
Russell 2000 Value Index (with income reinvested)	14.02%	11.20%	12.34%	14.02%	70.10%	148.07%

(a)	From the commencement of investment operations on March 14, 1994.

Top 10 Portfolio Holdings as of December 31, 20015

Company	Line of Business	Percentage of Net Assets
Ingram Micro Inc.	Retail	2.2%
Sierra Pacific Resources	Electric Utilities	2.2
Zenith National Insurance Corp.	Insurance	2.1
Pacific Century Financial Corp.	Banks	1.7
Hutchinson Technology, Inc.	Computer Hardware	1.7
ADVO Inc.	Commercial Services	1.6
Prentiss Properties Trust	Real Estate	1.6
Commercial Metals Co.	Steel	1.5
Community First Bankshares, Inc.	Financial Services	1.5
The Colonial BancGroup, Inc.	Banks	1.4

Goldman Sachs Value Management Team
January 11, 2002

1Please see page 16 for disclosures.

5Please see page 16 for disclosures.

1
Fund results represent past performance and do not indicate future results. The value of an investment and the return on an investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. Total return is calculated assuming a purchase of shares at net asset value per share on the last day of the prior fiscal period and a sale at the net asset value per share on the last day of the period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

Further, all performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Fund operating expenses but do not reflect any fees and charges imposed in connection with a variable annuity or variable life insurance contract. If the performance information included the effect of these charges or if Protective Investment Advisors, Inc. did not reimburse certain Fund expenses, total returns would be lower.

2
The stocks of smaller companies are often associated with higher risks and greater volatility than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

3
Emerging market securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

4
The Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

5
Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

CORESM
is a service mark of Goldman, Sachs & Co.

Goldman,
Sachs & Co., through Goldman Sachs Asset Management and Goldman Sachs Asset Management International, is the subadviser to the funds.

PROTECTIVE GLOBAL INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2001

Security Description		Principal Amount (000)	U.S.$ Value
CORPORATE BONDS—27.4%
CANADA—0.5%
North America Capital Corp.
8.250%, 11/17/2003	GBP	200	$301,765

FRANCE—0.9%
Credit National Interfinance BV
7.000%, 11/14/2005	USD	500	525,199

GERMANY—2.2%
Deutsche Telekom AG
7.750%, 06/15/2005	USD	700	748,940
Treuhandanstalt
7.125%, 01/29/2003	EUR	500	461,859

			1,210,799

LUXEMBOURG—1.3%
Sogerim SA
7.000%, 04/20/2011	EUR	500	454,762
Tyco International Group SA
6.125%, 04/04/2007	EUR	310	279,530

			734,292

NORWAY—0.8%
Petroleum Geo-Services ASA (PGS)
6.250%, 11/19/2003	USD	100	96,904
Sparbanken Rogaland
9.200%, 08/18/2009 (a)-	USD	300	322,247

			419,151

THE NETHERLANDS—0.3%
TPSA EuroFinance BV
6.625%, 03/01/2006	EUR	200	178,734

UNITED KINGDOM—4.6%
British Telecommunications PLC
6.125%, 02/15/2006	EUR	650	595,909
Imperial Tobacco Group PLC
7.125%, 04/01/2009	USD	250	254,613
Lehman Brothers Holdings PLC
6.950%, 06/22/2004	GBP	400	594,365
Royal Bank of Scotland
5.250%, 07/22/2008	DEM	800	363,783
Standard Chartered Bank
5.375%, 05/06/2009	EUR	200	172,635
United Utilities PLC
6.450%, 04/01/2008	USD	100	96,069
Vodafone Group PLC
7.625%, 02/15/2005-	USD	500	536,908

			2,614,282

UNITED STATES—16.8%
Ameritech Capital Funding Corp.
5.875%, 02/19/2003	USD	400	412,689
Associates Corp. of North America
5.800%, 04/20/2004	USD	400	415,348
AT&T Corp.
7.300%, 11/15/2011 (a)-	USD	300	307,327
AT&T Wireless Services, Inc.
7.875%, 03/01/2011	USD	200	213,802
Capital One Bank
6.875%, 02/01/2006	USD	300	292,691
Citigroup, Inc.
6.750%, 12/01/2005	USD	150	159,479
Clear Channel Communications, Inc.
6.500%, 07/07/2005	EUR	500	458,147
Countrywide Home Loans, Inc.
5.250%, 12/15/2005	DEM	800	360,438
DaimlerChrysler NA Holding Corp.
7.500%, 12/07/2006	GBP	200	292,304
Delhaize America, Inc.
7.375%, 04/15/2006-	USD	160	169,623
Ford Motor Credit Co.
6.875%, 02/01/2006	USD	350	350,504
General Electric Capital Corp.
6.875%, 11/15/2010	USD	300	323,376
General Motors Acceptance Corp.
6.125%, 09/15/2006	USD	300	296,924

The accompanying notes are an integral part of the financial statements.

Household Finance Corp.
8.000%, 05/09/2005	USD	100	107,235
5.875%, 03/31/2008	EUR	600	530,133
HSBC USA, Inc.
7.000%, 11/01/2006	USD	600	639,636
International Paper Co.
8.000%, 07/08/2003	USD	100	105,396
6.125%, 11/01/2003	USD	100	103,918
Kellogg Co.
6.000%, 04/01/2006	USD	300	307,202
Prudential Insurance Company of America
6.375%, 07/23/2006	USD	600	614,097
Qwest Capital Funding, Inc.
5.875%, 08/03/2004 (a)-	USD	200	197,979
R&B Falcon Corp.
6.750%, 04/15/2005	USD	200	203,018
Reed Elsevier Capital, Inc.
6.125%, 08/01/2006	USD	200	203,557
Santander Financial Issuances
7.750%, 05/15/2005	USD	400	425,708
Simon Property Group LP
6.625%, 06/15/2003	USD	200	206,609
Spieker Properties LP
6.900%, 01/15/2004	USD	200	208,444
The Coastal Corp.
6.200%, 05/15/2004	USD	300	302,532
The Tyco Capital Corp.
5.500%, 05/16/2005	EUR	300	270,421
Tyson Foods, Inc.
7.250%, 10/01/2006 (a)-	USD	200	204,138
Viacom, Inc.
6.400%, 01/30/2006	USD	400	412,702
Wisconsin Energy Corp.
5.875%, 04/01/2006	USD	400	405,714

			9,501,091

TOTAL CORPORATE BONDS— (Cost $15,376,928)			15,485,313

GOVERNMENT AND AGENCY SECURITIES—70.5%
BELGIUM—2.5%
Kingdom of Belgium
6.500%, 03/31/2005	EUR	1,500	1,428,625

CANADA—3.2%
Government of Canada
5.500%, 06/01/2009	CAD	400	255,630
6.000%, 06/01/2011	CAD	2,400	1,578,065

			1,833,695

DENMARK—1.7%
Kingdom of Denmark
8.000%, 03/15/2006	DKK	7,000	938,293

FRANCE—12.0%
Government of France
3.500%, 07/12/2004	EUR	4,445	3,927,893
5.500%, 04/25/2010	EUR	2,000	1,842,721
8.500%, 10/25/2019	EUR	500	598,095
5.500%, 04/25/2029	EUR	450	400,830

			6,769,539

GERMANY—5.5%
Federal Republic of Germany
5.250%, 07/04/2010	EUR	700	633,400
5.250%, 01/04/2011	EUR	700	633,859
6.250%, 01/04/2024	EUR	500	490,203
6.250%, 01/04/2030	EUR	1,350	1,340,361

			3,097,823

ITALY—4.2%
Republic of Italy
4.750%, 03/15/2006	EUR	700	630,022
4.250%, 11/01/2009	EUR	1,100	928,953
5.500%, 11/01/2010	EUR	900	821,973

			2,380,948

JAPAN—11.5%
Government of Japan
0.900%, 12/22/2008	JPY	635,000	4,846,954
1.900%, 12/20/2010	JPY	55,000	443,568
2.500%, 12/21/2020	JPY	105,000	869,532
1.900%, 03/22/2021	JPY	50,000	375,624

			6,535,678

The accompanying notes are an integral part of the financial statements.

SWEDEN—0.8%
Government of Sweden
3.500%, 04/20/2006	SEK	5,000	452,347

UNITED KINGDOM—3.0%
U.K. Treasury
6.750%, 11/26/2004	GBP	250	380,723
7.250%, 12/07/2007	GBP	250	402,572
8.000%, 06/07/2021	GBP	200	401,078
6.000%, 12/07/2028	GBP	300	515,299

			1,699,672

UNITED STATES—26.1%
United States Treasury Bonds
8.875%, 08/15/2017	USD	500	663,750
8.125%, 08/15/2019	USD	1,900	2,399,054
7.500%, 11/15/2024	USD	1,300	1,584,778
6.250%, 05/15/2030	USD	1,200	1,298,628
United States Treasury Notes
3.625%, 08/31/2003	USD	1,300	1,318,281
2.750%, 09/30/2003	USD	1,400	1,398,032
4.625%, 05/15/2006	USD	450	456,275
7.000%, 07/15/2006	USD	1,300	1,437,306
3.625%, 01/15/2008 (b)-	USD	660	667,045
5.625%, 05/15/2008	USD	3,400	3,562,044

			14,785,193

TOTAL GOVERNMENT AND AGENCY SECURITIES— (Cost $40,756,784)			39,921,813

SHORT TERM INVESTMENT—2.1%
TIME DEPOSIT—2.1%
State Street Corp. Eurodollar Time Deposit
1.688%, 01/02/2002	USD	$1,173	1,173,000

TOTAL SHORT TERM INVESTMENT— (Cost $1,173,000)			1,173,000

TOTAL INVESTMENTS (Cost $57,306,712)—100.0%			$56,580,126

OTHER INFORMATION

At December 31, 2001, the Global Income Fund had open long futures and short futures contracts as follows:

Long Futures	Expiration	Contracts	Market Value	Unrealized Loss
Canada Government Bonds	Mar 02	10	$649,752	$1,932

Short Futures	Expiration	Contracts	Market Value	Unrealized Gain
UK 10 Yr Notes Futures	Mar 02	4	$(656,070)	$16,608
Euro Bond	Mar 02	3	$(285,177)	$9,878

		7	$(941,247)	$26,486

See Glossary of Terms on pg 56.
(a)	Pursuant to Rule 144A of the Securities Act of 1933, these securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities amounted to $1,031,691 or 1.8% of Investments.
(b)	Treasury Inflation Protection Security
Percentage calculations shown are based on Total Investments.

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2001

Security Description	Shares	U.S.$ Value
COMMON STOCK—98.6%
AUSTRALIA—1.6%
Australia & New Zealand Banking Group Ltd.	46,653	$425,268
BHP Billiton Ltd.	149,501	803,482
Brambles Industries Ltd.	16	85
Woolworths Ltd.	115,342	663,585

		1,892,420

FINLAND—2.7%
Nokia Oyj	118,988	3,067,362

FRANCE—9.4%
AXA	3,541	73,978
Castorama Dubois Investissement SA*	7,937	408,717
European Aeronautic Defence & Space Co.	57,477	697,866
Lafarge SA	27,803	2,596,154
Pernod-Ricard SA	4,465	345,783
Schneider Electric SA	33,948	1,631,816
Total Fina ELF SA	29,274	4,179,744
Vivendi Universal SA	16,960	928,462

		10,862,520

GERMANY—6.4%
Bayerische Motoren Werke (BMW) AG	76,626	2,670,368
Deutsche Bank AG	1,795	126,867
Munich Reinsurance AG	11,514	3,125,490
SAP AG	10,992	1,431,477

		7,354,202

HONG KONG—2.5%
Hang Seng Bank Ltd.	99,200	1,090,879
Hongkong Electric Holdings Ltd.	33,500	124,587
Hutchison Whampoa Ltd.	173,400	1,678,907

		2,894,373

IRELAND—2.6%
Bank of Ireland	319,921	3,011,254

ITALY—4.8%
Mediaset SPA	207,500	1,516,437
Snam Rete Gas SPA*	441,000	1,165,892
Telecom Italia SPA	122,181	1,044,091
Unicredito Italiano SPA	449,500	1,804,552

		5,530,972

JAPAN—21.3%
Banyu Pharmaceutical Co. Ltd.	68,000	1,012,137
C&S Co. Ltd.	42,800	1,104,221
Canon, Inc.	44,000	1,514,694
Daiwa Securities Group, Inc.	180,000	946,645
Fuji Photo Film Co.	29,000	1,035,951
Honda Motor Co. Ltd.	59,400	2,371,285
HOYA CORP.	9,000	537,898
Isetan Co. Ltd.	6,000	61,507
Kao Corp.	61,000	1,268,796
KEYENCE CORP.	2,800	465,705
Mitsui Marine & Fire	218,000	1,023,357
NGK Insulators Ltd.	63,000	466,934
Nippon Telegraph & Telephone Corp.	28	91,260
Ricoh Co. Ltd.	91,000	1,694,833
Sanyo Electric Co. Ltd.	33,000	155,919
Sharp Corp.	71,000	830,799
Shin-Etsu Chemical Co. Ltd.	24,600	884,406
SKYLARK Co. Ltd.	36,000	604,534
SMC Corp.	2,500	254,561
Suzuki Motor Corp.	11,000	120,403
TAISHO Pharmaceutical Co. Ltd.	75,000	1,179,299
Takeda Chemical Industries Ltd.	72,000	3,258,987
The Sumitomo Trust and Banking Co., Ltd.	122,000	500,504
Tokyo Electric Power Co.	25,100	534,532
Tokyo Gas Co. Ltd.	351,000	940,394
Toppan Forms Co. Ltd.	42,700	715,415
Toyota Motor Corp.	36,700	930,036
UFJ Holdings, Inc.*	25	55,148

		24,560,160

SINGAPORE—0.1%
Singapore Technologies Engineering Ltd.	39,000	49,635

SPAIN—3.6%
Acerinox SA	20,228	676,124
Banco Santander Central Hispano SA	79,723	667,785

The accompanying notes are an integral part of the financial statements.

Industria de Diseno Textil SA*	80,122	1,526,974
Telefonica SA*	93,698	1,253,581

		4,124,464

SWEDEN—2.6%
Securitas AB, Class B	46,873	892,349
Skandia Forsakrings AB	180,107	1,309,493
Telefona AB LM Ericsson	150,898	822,844

		3,024,686

SWITZERLAND—10.0%
Adecco SA	28,534	1,551,696
Converium Holdings AG*	29,305	1,424,990
Nestle SA*	18,965	4,045,318
Novartis AG	81,115	2,932,574
Roche Holding AG	11,730	837,554
UBS AG*	14,564	735,396

		11,527,528

THE NETHERLANDS—5.1%
Aegon N.V.	461	12,475
ASM Lithography Holding N.V.*	38,542	669,695
Gucci Group N.V.	13,978	1,188,883
ING Groep N.V.	74,721	1,904,930
Koninklijke (Royal) Philips Electronics N.V.	3,657	108,661
Royal Dutch Petroleum Co.	2,317	117,355
Unilever N.V.	8,742	512,424
VNU N.V.	45,342	1,392,865

		5,907,288

UNITED KINGDOM—25.9%
Amvescap PLC	101,305	1,459,516
AstraZeneca Group PLC	1,277	57,514
BAA PLC	92,368	739,236
Barclays PLC	94,262	3,117,615
BP PLC	273,248	2,121,303
British Sky Broadcasting Group PLC*	85,187	936,267
Exel PLC	103,087	1,176,462
GlaxoSmithKline PLC	171,293	4,290,711
HSBC Holdings PLC	9,710	113,778
International Power PLC*	602,059	1,772,427
P & O Princess Cruises PLC	188,443	1,095,833
Reckitt Benckiser PLC	69,440	1,009,518
Royal Bank of Scotland Group PLC	3,881	94,338
Shell Transport & Trading Co. PLC	93,303	640,239
Six Continents PLC	134,965	1,334,241
Smiths Group PLC	190,808	1,877,974
Tesco PLC	798,054	2,888,923
Vodafone Group PLC	1,969,095	5,145,646

		29,871,541

TOTAL COMMON STOCK— (Cost $120,301,990)		113,678,405

DEPOSITORY RECEIPTS—1.2%
IRELAND—0.8%
Elan Corp. PLC, ADR*	20,900	941,754

UNITED KINGDOM—0.4%
GlaxoSmithKline PLC, ADR	9,500	473,290

TOTAL DEPOSITORY RECEIPTS— (Cost $1,553,967)		1,415,044

	Principal Amount (000)
SHORT TERM INVESTMENT—0.2%
TIME DEPOSIT—0.2%
State Street Corp. Eurodollar Time Deposit 1.688%, 01/02/2002	$270	270,000

TOTAL SHORT TERM INVESTMENT— (Cost $270,000)		270,000

TOTAL INVESTMENTS— (Cost $122,125,957)—100.0%		$115,363,449

*	Denotes non-income producing security.
ADR	American Depository Receipt
Percentage calculations shown are based on Total Investments.

The accompanying notes are an integral part of the financial statements.

Analysis of Industry Classifications

Industry	Percent of Investments	Value
Aerospace/Defense	0.6%	$697,865
Auto Components	0.4	466,934
Automobile	5.5	6,346,653
Broadcast Media	1.3	1,516,438
Building Products	2.6	3,004,871
Business Services	2.1	2,444,045
Chemical Products	0.8	884,406
Communication Services	0.1	91,260
Computer Software & Services	1.2	1,431,477
Cosmetics	1.1	1,268,796
Diversified Manufacturing	2.1	2,390,399
Diversified Operations	4.8	5,484,414
Drugs & Health Care	6.9	7,970,869
Electric Utilities	2.1	2,431,546
Electronics	3.4	3,934,789
Electronics—Instrumentation	0.4	465,705
Engineering	0.0	49,634
Finance & Banking	12.3	14,169,579
Financial Services	3.7	4,238,479
Food & Beverage Company	0.3	345,783
Foods	3.5%	$4,045,318
Household Products	0.9	1,009,518
Industrials	1.0	1,176,462
Insurance	4.0	4,636,933
Insurance Brokers	0.9	1,023,357
Leisure Time	1.0	1,095,833
Media & Communications	0.8	936,267
Office Equipment & Supplies	2.8	3,209,526
Oil & Gas Services	8.0	9,164,926
Pharmaceuticals	6.1	7,012,951
Photography	0.9	1,035,952
Printing	0.6	715,415
Publishing—Newspapers	1.2	1,392,865
Restaurants	0.5	604,534
Retail	6.4	7,434,093
Steel	0.6	676,124
Telecommunications	8.9	10,289,433
Time Deposit	0.2	270,000

TOTAL	100.0%	$115,363,449

The accompanying notes are an integral part of the financial statements.

PROTECTIVE CAPITAL GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2001

Security Description	Shares	Value
COMMON STOCK—98.6%
ADVERTISING—0.5%
TMP Worldwide, Inc.*	20,500	$879,450

AEROSPACE/DEFENSE—0.6%
Honeywell International, Inc.	16,000	541,120
United Technologies Corp.	9,400	607,522

		1,148,642

AUTOMOBILE—0.6%
Ford Motor Co.	38,262	601,479
General Motors Corp.	10,367	503,836

		1,105,315

BANKS—3.4%
Bank of America Corp.	29,700	1,869,615
Citigroup, Inc.	90,133	4,549,914

		6,419,529

BEVERAGES—3.2%
Coca Cola Co.	42,400	1,999,160
PepsiCo, Inc.	81,370	3,961,905

		5,961,065

BROADCAST MEDIA—3.7%
Cablevision Systems Corp., Class A	19,000	901,550
Cablevision Systems Corp.-Rainbow Media Group*	33,650	831,155
Clear Channel Communications, Inc.*	18,776	955,886
EchoStar Communications Corp., Class A*	43,300	1,189,451
Liberty Media Corp., Class A*	125,900	1,762,600
Univision Communications, Inc., Class A*	34,800	1,408,008

		7,048,650

BUSINESS SERVICES—1.5%
Automatic Data Processing, Inc.	14,600	859,940
First Data Corp.	25,800	2,024,010

		2,883,950

CHEMICALS—1.7%
Dow Chemical Co.	24,800	837,744
Du Pont (E.I.) de Nemours & Co.	34,232	1,455,202
Minnesota Mining & Manufacturing Co.	7,800	922,038

		3,214,984

COMMUNICATION SERVICES—0.1%
American Tower Corp., Class A*	10,800	102,276

COMPUTER HARDWARE/SOFTWARE & SERVICES—5.2%
Cisco Systems, Inc.*	162,100	2,935,631
Dell Computer Corp.*	50,700	1,378,026
EMC Corp.	95,600	1,284,864
International Business Machines, Inc.	27,600	3,338,496
Sun Microsystems, Inc.*	73,100	899,130

		9,836,147

COMPUTER SOFTWARE & SERVICES—6.8%
CheckFree Corp.*	11,100	199,800
Intuit, Inc.*	29,500	1,261,420
Microsoft Corp.*	134,400	8,906,688
Oracle Corp.*	120,000	1,657,200
Verisign, Inc.*	24,190	920,188

		12,945,296

COSMETICS—0.9%
Avon Products, Inc.	21,300	990,450
Gillette Co.	19,200	641,280

		1,631,730

DIVERSIFIED MANUFACTURING—4.3%
Emerson Electric Co.	4,700	268,370
General Electric Co.	196,300	7,867,704

		8,136,074

DIVERSIFIED OPERATIONS—2.9%
Cendant Corp.*	126,400	2,478,704
Tyco International Ltd.	51,230	3,017,447

		5,496,151

DRUGS & HEALTH CARE—11.5%
American Home Products Corp.	31,300	1,920,568

The accompanying notes are an integral part of the financial statements.

Amgen, Inc.*	19,400	1,094,936
Bristol Myers Squibb Co.	76,560	3,904,560
Eli Lilly & Co.	22,500	1,767,150
Johnson & Johnson Co.	56,200	3,321,420
Merck & Co., Inc.	34,000	1,999,200
Pfizer, Inc.	156,450	6,234,532
Schering-Plough Corp.	44,900	1,607,869

		21,850,235

ELECTRIC UTILITIES—0.3%
Duke Energy Corp.	15,000	588,900

ELECTRONICS—0.6%
Texas Instruments, Inc.	40,800	1,142,400

ELECTRONICS—INSTRUMENTATION—0.1%
Mirant Corp.*	16,878	270,386

ENVIRONMENTAL CONTROL—0.2%
Waste Management, Inc.	13,200	421,212

FINANCIAL SERVICES—10.7%
Ambac Financial Group, Inc.	43,000	2,487,980
Charles Schwab Corp.	99,950	1,546,227
Fannie Mae	49,900	3,967,050
Freddie Mac	57,800	3,780,120
MBNA Corp.	79,800	2,808,960
Merrill Lynch & Co., Inc.	14,400	750,528
Morgan Stanley Dean Witter & Co.	12,900	721,626
State Street Corp.	43,400	2,267,650
The Bank of New York Co., Inc.	13,100	534,480
Wells Fargo & Co.	31,700	1,377,365

		20,241,986

FOODS—0.8%
Wrigley (Wm.) Jr. Co.	30,380	1,560,621

HOTELS—1.6%
Marriott International, Inc., Class A	42,700	1,735,755
Starwood Hotels & Resorts Worldwide, Inc.	41,200	1,229,820

		2,965,575

HOUSEHOLD PRODUCTS—3.2%
Colgate-Palmolive Co.	49,000	2,829,750
Energizer Holdings, Inc.*	49,066	934,707
Kimberly-Clark Corp.	9,200	550,160
Procter & Gamble Co.	22,500	1,780,425

		6,095,042

INSURANCE—2.6%
American International Group, Inc.	47,596	3,779,122
MetLife, Inc.	36,700	1,162,656

		4,941,778

LEISURE TIME—0.8%
Sabre Group Holdings, Inc., Class A*	33,800	1,431,430

METALS—0.4%
ALCOA, Inc.	21,000	746,550

MULTIMEDIA—5.1%
AOL Time Warner, Inc.*	152,850	4,906,485
Metro-Goldwyn-Mayer, Inc.*	34,000	744,600
Viacom, Inc., Class B*	91,296	4,030,718

		9,681,803

OIL—5.0%
ChevronTexaco Corp.	24,395	2,186,036
Exxon Mobil Corp.	139,918	5,498,777
Schlumberger Ltd.	25,800	1,417,710
Unocal Corp.	11,700	422,019

		9,524,542

PAPER & FOREST PRODUCTS—0.7%
International Paper Co.	17,900	722,265
Weyerhaeuser Co.	12,600	681,408

		1,403,673

PUBLISHING—0.6%
Valassis Communications, Inc.*	31,250	1,113,125

PUBLISHING—NEWSPAPERS—1.0%
A.H. Belo Corp., Series A	13,230	248,063
Gannett Co., Inc.	10,100	679,023

The accompanying notes are an integral part of the financial statements.

New York Times Co., Class A	22,800	986,100

		1,913,186

RECREATIONAL PRODUCTS/LEISURE—1.4%
Harrah's Entertainment, Inc.*	72,600	2,686,926

RESTAURANTS—0.9%
McDonald's Corp.	63,300	1,675,551

RETAIL—5.5%
Home Depot, Inc.	45,850	2,338,809
Wal-Mart Stores, Inc.	105,000	6,042,750
Walgreen Co.	57,500	1,935,450

		10,317,009

SEMICONDUCTORS—2.4%
Intel Corp.	125,300	3,940,685
Xilinx, Inc.*	15,800	616,990

		4,557,675

TELECOMMUNICATIONS—6.2%
AT&T Corp.	43,660	791,993
Comcast Corp., Class A*	43,200	1,555,200
Crown Castle International Corp.*	112,590	1,202,461
Qualcomm, Inc.*	52,000	2,626,000
SBC Communications, Inc.	56,700	2,220,939
Sprint Corp. (FON Group)	17,100	343,368
Sprint Corp. (PCS Group)*	66,500	1,623,265
Verizon Communications	30,668	1,455,503

		11,818,729

TOBACCO—1.6%
Philip Morris Cos., Inc.	67,700	3,104,045

TOTAL COMMON STOCK— (Cost $179,767,454)		186,861,638

DEPOSITORY RECEIPTS—1.4%
OIL—1.4%
Royal Dutch Petroleum Co. ADR	54,100	2,651,982

TOTAL DEPOSITORY RECEIPTS— (Cost $3,151,736)		2,651,982

TOTAL INVESTMENTS— (Cost $182,919,190)—100.0%		$189,513,620

*	Denotes non-income producing security.
ADR	American Depository Receipt
Percentage calculations shown are based on Total Investments.

The accompanying notes are an integral part of the financial statements.

PROTECTIVE GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2001

Security Description	Shares	Value
COMMON STOCK—90.8%
AEROSPACE/DEFENSE—1.8%
General Dynamics Corp.	19,176	$1,527,177
Honeywell International, Inc.	14,906	504,121
United Technologies Corp.	24,737	1,598,752

		3,630,050

AGRICULTURE EQUIPMENT—1.2%
Deere & Co.	53,588	2,339,652

AIRLINES—0.8%
Southwest Airlines Co.	91,776	1,696,020

BANKS—6.3%
Bank of America Corp.	31,500	1,982,925
Bank One Corp.	21,879	854,375
Citigroup, Inc.	122,656	6,191,675
J.P. Morgan Chase & Co.	20,780	755,353
M&T Bank Corp.	13,083	953,097
PNC Financial Services Group	32,571	1,830,490

		12,567,915

BEVERAGES—1.7%
Coca Cola Co.	32,068	1,512,006
PepsiCo, Inc.	37,690	1,835,126

		3,347,132

BEVERAGES—ALCOHOLIC—0.9%
Anheuser—Busch Cos., Inc.	39,815	1,800,036

BROADCAST MEDIA—3.1%
Clear Channel Communications, Inc.*	31,387	1,597,912
Cox Communications, Inc., Class A*	33,150	1,389,316
Fox Entertainment Group, Inc., Class A*	91,688	2,432,483
Liberty Media Corp., Class A*	50,040	700,560

		6,120,271

BUSINESS SERVICES—0.3%
First Data Corp.	7,848	615,676

CHEMICALS—1.2%
Dow Chemical Co.	15,177	512,679
Du Pont (E.I.) de Nemours & Co.	18,871	802,206
Minnesota Mining & Manufacturing Co.	9,433	1,115,075

		2,429,960

COMPUTER HARDWARE/SOFTWARE & SERVICES—4.5%
Accenture Ltd., Class A*	80,975	2,179,847
Cisco Systems, Inc.*	79,747	1,444,218
Dell Computer Corp.*	68,923	1,873,327
International Business Machines, Inc.	29,291	3,543,040

		9,040,432

COMPUTER SOFTWARE & SERVICES—2.5%
Microsoft Corp.*	74,760	4,954,345

DIVERSIFIED MANUFACTURING—4.2%
American Standard Cos., Inc.*	12,800	873,344
Emerson Electric Co.	15,112	862,895
General Electric Co.	161,315	6,465,505
Parker-Hannifin Corp.	5,445	249,980

		8,451,724

DIVERSIFIED OPERATIONS—1.1%
Tyco International Ltd.	36,095	2,125,995

DRUGS & HEALTH CARE—11.1%
Abbott Laboratories	35,824	1,997,188
American Home Products Corp.	27,496	1,687,155
Amgen, Inc.*	20,055	1,131,904
Baxter International, Inc.	11,851	635,569
Bristol Myers Squibb Co.	49,640	2,531,640
Eli Lilly & Co.	19,497	1,531,294
Johnson & Johnson Co.	44,507	2,630,364
Merck & Co., Inc.	53,450	3,142,860
Pfizer, Inc.	75,723	3,017,562
Pharmacia Corp.	43,056	1,836,338
Schering-Plough Corp.	56,643	2,028,386

		22,170,260

ELECTRIC UTILITIES—3.6%
Energy East Corp.	62,410	1,185,166
Entergy Corp.	23,505	919,281
Exelon Corp.	35,181	1,684,466
FirstEnergy Corp.	56,993	1,993,615
Reliant Resources, Inc.*	85,154	1,405,892

		7,188,420

The accompanying notes are an integral part of the financial statements.

ELECTRONICS—0.8%
Texas Instruments, Inc.	60,272	1,687,616

ELECTRONICS—SEMICONDUCTORS—1.0%
Agere Systems, Inc., Class A*	361,122	2,054,784

ENVIRONMENTAL CONTROL—0.8%
Waste Management, Inc.	48,512	1,548,018

FINANCIAL SERVICES—9.1%
Ambac Financial Group, Inc.	21,550	1,246,883
American Express Co.	14,807	528,462
Countrywide Credit Industries, Inc.	37,904	1,552,927
Fannie Mae	8,968	712,956
Freddie Mac	63,103	4,126,936
Household International, Inc.	25,599	1,483,206
John Hancock Financial Services, Inc.	45,088	1,862,135
Lincoln National Corp.	22,474	1,091,562
Mellon Financial Corp.	16,465	619,413
Merrill Lynch & Co., Inc.	21,907	1,141,793
U.S. Bancorp	56,398	1,180,410
USA Education, Inc.	13,280	1,115,786
Wells Fargo & Co.	34,863	1,514,797

		18,177,266

FOODS—1.9%
H.J. Heinz Co.	73,668	3,029,228
Hershey Foods Corp.	11,555	782,274

		3,811,502

HOUSEHOLD PRODUCTS—1.8%
Kimberly—Clark Corp.	25,034	1,497,033
Procter & Gamble Co.	26,264	2,078,271

		3,575,304

INSURANCE—6.4%
AFLAC, Inc.	47,624	1,169,645
American International Group, Inc.	41,934	3,329,561
CIGNA Corp.	5,149	477,055
Hartford Financial Services Group, Inc.	15,078	947,351
RenaissanceRe Holdings Ltd.	21,213	2,023,720
The Principal Financial Group, Inc.*	47,105	1,130,520
XL Capital Ltd., Class A	40,308	3,682,539

		12,760,391

METALS—0.6%
ALCOA, Inc.	34,319	1,220,040

MULTIMEDIA—1.4%
AOL Time Warner, Inc.*	68,797	2,208,384
Viacom, Inc., Class B*	13,151	580,616

		2,789,000

OIL—4.6%
ChevronTexaco Corp.	41,779	3,743,816
Exxon Mobil Corp.	139,727	5,491,271

		9,235,087

OIL & GAS DRILLING—2.6%
Anadarko Petroleum Corp.	36,995	2,103,166
Baker Hughes, Inc.	22,544	822,179
El Paso Corp.	5,913	263,779
Pioneer Natural Resources Co.*	75,945	1,462,701
Transocean Sedco Forex, Inc.	16,335	552,450

		5,204,275

PAPER & FOREST PRODUCTS—2.0%
Bowater, Inc.	44,422	2,118,929
International Paper Co.	45,840	1,849,644

		3,968,573

PUBLISHING—NEWSPAPERS—0.5%
Dow Jones & Co., Inc.	20,201	1,105,601

RETAIL—2.6%
May Department Stores Co.	24,022	888,334
Wal-Mart Stores, Inc.	76,970	4,429,623

		5,317,957

SEMICONDUCTORS—1.6%
Intel Corp.	56,166	1,766,421
Jabil Circuit, Inc.*	46,975	1,067,272
Xilinx, Inc.*	10,100	394,405

		3,228,098

TELECOMMUNICATIONS—5.0%
AT&T Corp.	62,433	1,132,535
Comcast Corp., Class A*	43,421	1,563,156
Qualcomm, Inc.*	18,922	955,561
SBC Communications, Inc.	88,460	3,464,978

The accompanying notes are an integral part of the financial statements.

Sprint Corp. (FON Group)	38,041	763,863
Verizon Communications	46,451	2,204,565

		10,084,658

TOBACCO—1.4%
Philip Morris Cos., Inc.	61,028	2,798,134

TRANSPORTATION—0.7%
Canadian National Railway Co.	28,496	1,375,787

UTILITIES—1.7%
KeySpan Corp.	58,102	2,013,234
PPL Corp.	42,450	1,479,383

		3,492,617

TOTAL COMMON STOCK— (Cost $177,477,099)		181,912,596

DEPOSITORY RECEIPTS—5.9%
FINANCIAL SERVICES—4.9%
Standard and Poor's Depositary Receipts	86,275	9,855,193

OIL—1.0%
Royal Dutch Petroleum Co. ADR	42,106	2,064,036

TOTAL DEPOSITORY RECEIPTS— (Cost $11,909,587)		11,919,229

	Principal Amount (000)
SHORT TERM INVESTMENT—3.3%
REPURCHASE AGREEMENT—3.3%
State Street Corp. 1.600%, 01/02/2002 Maturity value of $6,540,581 dated 12/31/01 (Collateralized by $6,405,000 United States Treasury notes, 4.625%, 02/28/03 with a value of $6,670,961)	$6,540	6,540,000

TOTAL SHORT TERM INVESTMENT— (Cost $6,540,000)		6,540,000

TOTAL INVESTMENTS— (Cost $195,926,686)—100.0%		$200,371,825

*	Denotes non-income producing security.
ADR	American Depository Receipt
Percentage calculations shown are based on Total Investments.

The accompanying notes are an integral part of the financial statements.

PROTECTIVE CORE U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2001

Security Description	Shares	Value
COMMON STOCK—98.4%
ADVERTISING—0.4%
Omnicom Group, Inc.	12,200	$1,090,070

AEROSPACE/DEFENSE—0.9%
Boeing Co.	28,500	1,105,230
General Dynamics Corp.	12,400	987,536
Northrop Grumman Corp.	2,600	262,106

		2,354,872

AIRLINES—0.2%
Delta Air Lines, Inc.	17,100	500,346

AUTOMOBILE—1.3%
General Motors Corp.	64,700	3,144,420

BANKS—7.2%
Associated Banc-Corp.	22,000	776,380
Bank of America Corp.	78,052	4,913,373
Citigroup, Inc.	166,966	8,428,444
Comerica, Inc.	4,600	263,580
Greater Bay Bancorp	9,100	260,078
J.P. Morgan Chase & Co.	5,990	217,737
M&T Bank Corp.	9,500	692,075
PNC Financial Services Group	4,200	236,040
SunTrust Banks, Inc.	33,600	2,106,720

		17,894,427

BEVERAGES—2.2%
Coca Cola Co.	50,800	2,395,220
Pepsi Bottling Group, Inc.	40,000	940,000
PepsiCo, Inc.	45,850	2,232,436

		5,567,656

BROADCAST MEDIA—0.6%
Clear Channel Communications, Inc.*	10,600	539,646
Fox Entertainment Group, Inc., Class A*	33,400	886,102

		1,425,748

BUILDING CONSTRUCTION—0.7%
Dycom Industries, Inc.*	14,700	245,637
Lennar Corp.	31,800	1,488,876

		1,734,513

BUILDING PRODUCTS—0.3%
W.W. Grainger, Inc.	15,900	763,200

BUSINESS SERVICES—1.1%
First Data Corp.	23,000	1,804,350
SEI Investments Co.	9,700	437,567
The Interpublic Group of Cos., Inc.	10,200	301,308
The Dun & Bradstreet Corp.*	7,900	278,870

		2,822,095

CHEMICALS—1.8%
Cabot Corp.	7,100	253,470
Cabot Microelectronics Corp.*	7,000	554,750
Dow Chemical Co.	65,200	2,202,456
Great Lakes Chemical Corp.	9,000	218,520
Sigma-Aldrich Corp.	14,700	579,327
The Lubrizol Corp.	16,700	586,003

		4,394,526

COMMERCIAL SERVICES—0.1%
Plexus Corp.*	8,100	215,136

COMPUTER HARDWARE/SOFTWARE & SERVICES—6.1%
Cisco Systems, Inc.*	55,900	1,012,349
Compaq Computer Corp.	43,100	420,656
Dell Computer Corp.*	121,500	3,302,370
Hewlett-Packard Co.	36,600	751,764
International Business Machines, Inc.	61,900	7,487,424
International Game Technology*	5,300	361,990
NCR Corp.*	6,800	250,648
Sun Microsystems, Inc.*	128,100	1,575,630

		15,162,831

COMPUTER SOFTWARE & SERVICES—6.0%
Affiliated Computer Services, Inc., Class A*	2,600	275,938
Electronic Data Systems Corp.	44,600	3,057,330
Jack Henry & Associates, Inc.	9,800	214,032
Microsoft Corp.*	148,200	9,821,214
Oracle Corp.*	65,800	908,698
PeopleSoft, Inc.*	6,400	257,280
Storage Technology Corp.*	12,200	252,174

The accompanying notes are an integral part of the financial statements.

Symantec Corp.*	4,800	318,384

		15,105,050

COSMETICS—0.4%
Avon Products, Inc.	19,800	920,700

DIVERSIFIED MANUFACTURING—5.4%
Emerson Electric Co.	12,500	713,750
General Electric Co.	303,900	12,180,312
ITT Industries, Inc.	6,100	308,050
Thermo Electron Corp.	11,000	262,460

		13,464,572

DIVERSIFIED OPERATIONS—3.8%
Applied Corp.—Applera Biosystems Group	7,300	286,671
Cendant Corp.*	15,800	309,838
Johnson Controls, Inc.	33,300	2,688,975
Pitney Bowes, Inc.	14,400	541,584
SYSCO Corp.	25,900	679,098
The Shaw Group, Inc.*	10,300	242,050
Tyco International Ltd.	80,062	4,715,652

		9,463,868

DRUGS & HEALTH CARE—15.2%
Abbott Laboratories	27,300	1,521,975
Aetna, Inc.	9,800	323,302
Allergan, Inc.	14,600	1,095,730
American Home Products Corp.	6,800	417,248
Amgen, Inc.*	12,400	699,856
Baxter International, Inc.	6,100	327,143
Bristol Myers Squibb Co.	30,900	1,575,900
Cardinal Health, Inc.	49,075	3,173,189
Eli Lilly & Co.	43,800	3,440,052
Henry Schein, Inc.*	8,500	314,755
Immunex Corp.*	22,400	620,704
Johnson & Johnson Co.	116,000	6,855,600
King Pharmaceuticals, Inc.*	12,600	530,838
McKesson, Inc.	65,400	2,445,960
Merck & Co., Inc.	53,200	3,128,160
Mylan Laboratories, Inc.	15,100	566,250
Pfizer, Inc.	197,675	7,877,349
Pharmacia Corp.	9,925	423,301
The Estee Lauder Cos., Inc., Class A	7,300	234,038
UnitedHealth Group, Inc.	35,100	2,484,027

		38,055,377

EDUCATION—0.1%
Apollo Group, Inc., Class A*	5,200	234,052

ELECTRIC UTILITIES—1.4%
AES Corp.*	26,800	438,180
Black Hills Corp.	4,300	145,512
Consolidated Edison, Inc.	6,500	262,340
Duke Energy Corp.	6,600	259,116
Entergy Corp.	38,800	1,517,468
Exelon Corp.	5,362	256,732
PG&E Corp.	12,600	242,424
Reliant Resources, Inc.*	15,400	254,254

		3,376,026

ELECTRONICS—1.7%
Arrow Electronics, Inc.*	31,300	935,870
Avnet, Inc.	28,700	730,989
NVIDIA Corp.*	31,400	2,100,660
Solectron Corp.*	18,500	208,680
Texas Instruments, Inc.	8,200	229,600

		4,205,799

ELECTRONICS—INSTRUMENTATION—0.1%
Mirant Corp.*	21,600	346,032

ENVIRONMENTAL CONTROL—0.5%
Waste Management, Inc.	39,300	1,254,063

FINANCIAL SERVICES—5.7%
Bear Stearns Companies, Inc.	14,600	856,144
Charles Schwab Corp.	16,900	261,443
Countrywide Credit Industries, Inc.	50,500	2,068,985
Fannie Mae	46,900	3,728,550
FleetBoston Financial Corp.	22,800	832,200
Freddie Mac	8,200	536,280
Investors Financial Services Corp.	4,000	264,840
John Hancock Financial Services, Inc.	7,700	318,010
Lehman Brothers Holdings, Inc.	27,000	1,803,600

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Dean Witter & Co.	20,200	1,129,988
National City Corp.	8,400	245,616
Washington Mutual, Inc.	68,100	2,226,870

		14,272,526

FOODS—0.6%
Archer Daniels Midland Co.	36,339	521,465
Hormel Foods Corp.	28,600	768,482
Tyson Foods, Inc.	23,900	276,045

		1,565,992

GAS & PIPELINE UTILITIES—0.9%
Dynegy, Inc., Class A	87,000	2,218,500
ONEOK, Inc.	7,400	132,016

		2,350,516

HOUSEHOLD PRODUCTS—2.9%
Colgate-Palmolive Co.	44,800	2,587,200
Procter & Gamble Co.	28,800	2,278,944
The Clorox Co.	12,000	474,600
The Sherwin-Williams Co.	23,000	632,500
Unilever N.V.	20,900	1,204,049

		7,177,293

INSURANCE—2.9%
American International Group, Inc.	33,172	2,633,857
Hartford Financial Services Group, Inc.	5,300	332,999
Loews Corp.	42,900	2,375,802
MetLife, Inc.	17,400	551,232
Old Republic International Corp.	16,300	456,563
Progressive Corp.	6,500	970,450

		7,320,903

LEISURE TIME—0.1%
Sabre Group Holdings, Inc., Class A*	4,000	169,400

MACHINERY—0.2%
Harley-Davidson, Inc.	10,200	553,962

MINING—0.1%
Barrick Gold Corp.	15,600	248,820

MULTIMEDIA—3.9%
AOL Time Warner, Inc.*	179,550	5,763,555
Media General, Inc., Class A	6,600	328,878
Viacom, Inc., Class B*	83,712	3,695,885

		9,788,318

OIL—4.3%
Conoco, Inc.	15,896	449,857
Exxon Mobil Corp.	217,154	8,534,152
Halliburton Co.	66,800	875,080
Phillips Petroleum Co.	9,200	554,392
Sunoco, Inc.	6,700	250,178

		10,663,659

PUBLISHING—NEWSPAPERS—0.1%
Dow Jones & Co., Inc.	4,800	262,704

REAL ESTATE—0.1%
Equity Office Properties Trust	7,900	237,632

RESTAURANTS—0.6%
Brinker International, Inc.*	9,100	270,816
Tricon Global Restaurants, Inc.*	26,200	1,289,040

		1,559,856

RETAIL—6.7%
AutoZone, Inc.*	5,600	402,080
Best Buy Co., Inc.*	35,100	2,614,248
BJ' s Wholesale Club, Inc.*	5,800	255,780
CVS Corp.	10,100	298,960
Federated Department Stores, Inc.*	15,500	633,950
Home Depot, Inc.	42,900	2,188,329
J. C. Penney Co., Inc.	24,200	650,980
Liz Claiborne, Inc.	5,200	258,700
Nike, Inc., Class B	4,900	275,576
Payless ShoeSource, Inc.*	4,200	235,830
RadioShack Corp.	10,200	307,020
Sears Roebuck & Co.	23,900	1,138,596
Supervalu, Inc.	15,200	336,224
Target Corp.	17,700	726,585
Toys "R" Us, Inc.*	10,600	219,844
Wal-Mart Stores, Inc.	83,400	4,799,670

The accompanying notes are an integral part of the financial statements.

Walgreen Co.	40,600	1,366,596

		16,708,968

RETAIL—FOOD CHAINS—0.4%
Kroger Co.*	43,000	897,410

SEMICONDUCTORS—1.5%
Intel Corp.	113,400	3,566,430
Jabil Circuit, Inc.*	12,200	277,184

		3,843,614

TECHNOLOGY—0.2%
Tech Data Corp.*	10,400	450,112

TELECOMMUNICATIONS—7.4%
ALLTEL Corp.	6,000	370,380
AT&T Corp.	83,750	1,519,225
AT&T Wireless Services, Inc.*	205,309	2,950,290
BCE, Inc.	15,100	344,280
BellSouth Corp.	39,600	1,510,740
L-3 Communications Holdings, Inc.*	8,800	792,000
Motorola, Inc.	119,300	1,791,886
Nortel Networks Corp.	19,340	145,050
Qualcomm, Inc.*	38,100	1,924,050
Qwest Communications International, Inc.	20,700	292,491
SBC Communications, Inc.	19,853	777,642
Telephone & Data Systems, Inc.	12,300	1,103,925
United States Cellular Corp.*	9,000	407,250
Verizon Communications	72,166	3,424,999
WorldCom, Inc.—WorldCom Group	86,500	1,217,920

		18,572,128

TIRES & RUBBER—0.1%
The Goodyear Tire & Rubber Co.	11,900	283,339

TOBACCO—1.4%
Philip Morris Cos., Inc.	38,300	1,756,055
R.J. Reynolds Tobacco Holdings, Inc.	30,100	1,694,630

		3,450,685

TRANSPORTATION—0.8%
United Parcel Service, Inc., Class B	34,300	1,869,350

TOTAL COMMON STOCK— (Cost $237,797,416)		245,742,566

DEPOSITORY RECEIPTS—1.1%
OIL—1.1%
Royal Dutch Petroleum Co. ADR	57,400	2,813,748

TOTAL DEPOSITORY RECEIPTS— (Cost $3,589,729)		2,813,748

	Principal Amount (000)
SHORT TERM INVESTMENT—0.5%
REPURCHASE AGREEMENT—0.5%
State Street Corp. 1.600%, 01/02/2002 Maturity value of $1,215,108 dated 12/31/01 (collateralized by $865,000 United States Treasury bond, 12%, 8/15/13 with a value of $1,241,004)	$1,215	1,215,000

TOTAL SHORT TERM INVESTMENT— (Cost $1,215,000)		1,215,000

TOTAL INVESTMENTS— (Cost $242,602,145)—100.0%		$249,771,314

OTHER INFORMATION

At December 31, 2001, the CORE U.S. Equity Fund had open futures contracts as follows:

Futures	Expiration	Contracts	Market Value	Unrealized Gain
S&P 500	Mar 02	4	$1,149,200	$15,980
*	Denotes non-income producing security.
ADR	American Depository Receipt
Percentage calculations shown are based on Total Investments.

The accompanying notes are an integral part of the financial statements.

PROTECTIVE SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2001

Security Description	Shares	Value
COMMON STOCK—96.1%
ADVERTISING—0.3%
Getty Images, Inc.*	11,747	$269,946

AEROSPACE/DEFENSE—0.9%
Ducommun, Inc.*	37,323	414,285
Herley Industries, Inc.*	24,590	418,030

		832,315

AGRICULTURE EQUIPMENT—2.0%
AGCO Corp.	78,204	1,234,059
Agrium, Inc.	68,829	729,588

		1,963,647

AIR FREIGHT, TRUCK & OTHER—1.0%
AirTran Holdings, Inc.*	86,581	571,435
Landstar Systems, Inc.*	5,220	378,502

		949,937

AUTOMOBILE—2.1%
American Axle & Manufacturing Holdings, Inc.*	6,682	142,861
Lithia Motors, Inc., Class A*	50,456	1,044,439
Superior Industries International, Inc.	8,264	332,626
Tower Automotive, Inc.*	11,685	105,516
Wabash National Corp.	53,223	415,139

		2,040,581

BANKS—7.6%
Corus Bankshares, Inc.	14,209	645,089
GBC Bancorp	21,718	640,681
Pacific Century Financial Corp.	62,857	1,627,368
Silicon Valley Bancshares*	34,433	920,394
Sovereign Bancorp, Inc.	27,775	339,966
The Colonial BancGroup, Inc.	98,868	1,393,050
Washington Federal, Inc.	50,411	1,299,595
Wilmington Trust Corp.	7,475	473,242

		7,339,385

BUILDING CONSTRUCTION—2.0%
Beazer Homes USA, Inc.*	5,978	437,410
Clayton Homes, Inc.	47,503	812,301
Hughes Supply, Inc.	13,727	423,753
Lennar Corp.	6,124	286,726

		1,960,190

BUSINESS SERVICES—0.3%
Willis Group Holdings Ltd.*	14,301	336,789

CHEMICALS—1.9%
Albemarle Corp.	21,288	510,912
Cytec Industries, Inc.*	15,758	425,466
The Lubrizol Corp.	25,676	900,971

		1,837,349

COMMERCIAL SERVICES—1.6%
ADVO, Inc.*	36,236	1,558,148

COMPUTER HARDWARE—3.8%
Belden, Inc.	39,296	925,421
Hutchinson Technology, Inc.*	69,696	1,618,341
Maxtor Corp.*	178,789	1,133,522

		3,677,284

COMPUTER SOFTWARE & SERVICES—0.3%
DoubleClick, Inc.*	25,678	291,189

CORRECTIONAL FACILITIES—0.8%
Cornell Companies, Inc.*	45,649	805,705

COSMETICS—0.4%
Alberto-Culver Co., Class A	6,305	246,462
Elizabeth Arden, Inc.*	10,211	155,922

		402,384

DIVERSIFIED MANUFACTURING—7.3%
Aaron Rents, Inc.	17,825	290,548
CIRCOR International, Inc.	14,345	264,665
Corn Products International, Inc.	31,734	1,118,623
Furniture Brands International, Inc.*	17,838	571,173
Harsco Corp.	27,149	931,211
IDEX Corp.	4,567	157,562
Lydall, Inc.*	71,514	715,140
Milacron, Inc.	48,098	760,429
Packaging Corp. of America*	52,308	949,390
Pentair, Inc.	13,571	495,477
Pittston Brink's Group	20,439	451,702
Wolverine Tube, Inc.*	33,888	384,629

		7,090,549

DIVERSIFIED OPERATIONS—0.4%
Allete, Inc.	15,176	382,435

DRUGS & HEALTH CARE—1.9%
Haemonetics Corp.*	16,932	574,333

The accompanying notes are an integral part of the financial statements.

Kos Pharmaceuticals, Inc.*	8,388	290,225
Molecular Devices Corp.*	23,545	491,384
NDCHealth Corp.	13,587	469,431

		1,825,373

ELECTRIC UTILITIES—5.5%
El Paso Electric Co.*	50,524	732,598
Energy East Corp.	46,107	875,572
General Cable Corp.	36,960	484,176
Public Service Company of New Mexico	29,414	822,121
Sierra Pacific Resources	139,627	2,101,387
Unisource Energy Corp.	19,337	351,740

		5,367,594

ELECTRICAL EQUIPMENT—0.3%
Baldor Electric Co.	6,828	142,705
Franklin Electric Co., Inc.	1,748	143,336

		286,041

ENVIRONMENTAL CONTROL—1.0%
Casella Waste Systems, Inc., Class A*	64,988	962,472

FINANCIAL SERVICES—5.3%
American Capital Strategies Ltd.	12,196	345,757
Community First Bankshares, Inc.	55,824	1,434,118
LaBranche & Co., Inc.*	6,685	230,365
Metris Companies, Inc.	52,063	1,338,540
Sky Financial Group, Inc.	53,842	1,095,146
Susquehanna Bancshares, Inc.	33,245	693,158

		5,137,084

FOOD & BEVERAGE COMPANY—0.4%
The Topps Co., Inc.*	34,114	414,485

GAMING COMPANIES—1.5%
GTECH Holdings Corp.*	20,774	940,855
Station Casinos, Inc.*	43,581	487,671

		1,428,526

HEALTH CARE—2.7%
Beverly Enterprises, Inc.*	117,863	1,013,622
Health Net, Inc.*	31,203	679,601
Humana, Inc.*	81,520	961,121

		2,654,344

HOUSEHOLD PRODUCTS—1.1%
Oneida Ltd.	29,206	378,218
Salton, Inc.*	27,995	528,546
Tupperware Corp.	10,009	192,673

		1,099,437

INSURANCE—5.1%
Annuity and Life Re (Holdings) Ltd.	19,910	499,940
Horace Mann Educators Corp.	35,554	754,456
IPC Holdings Ltd.	31,413	929,825
The Commerce Group, Inc.	17,915	675,216
Zenith National Insurance Corp.	73,212	2,045,543

		4,904,980

INVESTMENT COMPANIES—0.4%
Blackrock, Inc., Class A*	10,302	429,593

METALS—0.3%
Mueller Industries, Inc.*	8,586	285,484

MULTIMEDIA—0.8%
Media General, Inc., Class A	14,761	735,541

OIL & GAS DRILLING—1.1%
Patterson-UTI Energy, Inc.*	8,980	209,324
Swift Energy Co.*	42,818	864,923

		1,074,247

OIL & GAS SERVICES—2.8%
Atmos Energy Corp.	13,671	290,509
Cal Dive International, Inc.*	22,952	566,455
Northwest Natural Gas Co.	45,570	1,162,035
TETRA Technologies, Inc.*	33,471	701,218

		2,720,217

PAPER & FOREST PRODUCTS—0.9%
Caraustar Industries, Inc.	129,981	900,768

REAL ESTATE—10.7%
Brandywine Realty Trust	22,319	470,261
Colonial Properties Trust	24,227	754,671
Correctional Properties Trust	47,150	796,835
Cousins Properties, Inc.	48,224	1,174,737
Developers Diversified Realty Corp.	24,704	471,846
Entertainment Properties Trust	5,817	112,559
Healthcare Realty Trust, Inc.	16,892	472,976
Liberty Property Trust	32,616	973,588

The accompanying notes are an integral part of the financial statements.

Pan Pacific Retail Properties, Inc.	28,287	812,403
Parkway Properties, Inc.	9,238	306,702
Post Properties, Inc.	10,593	376,157
Prentiss Properties Trust	55,901	1,534,482
Storage USA, Inc.	17,819	750,180
Summit Properties, Inc.	19,576	489,792
Taubman Centers, Inc.	35,277	523,863
The Macerich Co.	14,167	376,842

		10,397,894

RESTAURANTS—2.1%
CBRL Group, Inc.	27,788	818,079
IHOP Corp.*	14,015	410,639
Mortons Restaurant Group, Inc.*	33,718	386,071
Ruby Tuesday, Inc.	21,544	444,453

		2,059,242

RETAIL—9.9%
AnnTaylor Stores Corp.*	7,434	260,190
Brookstone, Inc.*	82,540	968,194
Charming Shoppes*	252,809	1,342,416
Ingram Micro, Inc., Class A*	122,147	2,115,586
InterTAN, Inc.*	35,939	451,394
Pier 1 Imports, Inc.	69,041	1,197,171
ShopKo Stores, Inc.*	118,222	1,123,109
The Good Guys, Inc.*	65,023	258,791
Tuesday Morning Corp.*	50,822	919,370
Urban Outfitters, Inc.*	29,356	708,067
Zale Corp.*	5,386	225,566

		9,569,854

SEMICONDUCTORS—2.9%
Caliper Technologies Corp.*	17,708	276,422
Entegris, Inc.*	81,920	897,843
NeoMagic Corp.*	89,456	314,885
Vishay Intertechnology, Inc.*	67,561	1,317,440

		2,806,590

STEEL—3.3%
Commercial Metals Co.	42,618	1,490,778
Maverick Tube Corp.*	34,653	448,756
Schnitzer Steel Industries, Inc., Class A	11,868	161,998
UCAR International, Inc.*	105,164	1,125,255

		3,226,787

TEXTILES—1.8%
Kellwood Co.	18,715	449,347
Tropical Sportswear International Corp.*	69,761	1,308,019

		1,757,366

TRANSPORTATION—1.6%
Arkansas Best Corp.*	18,936	545,736
Heartland Express, Inc.*	28,391	788,418
Teekay Shipping Corp.	7,390	257,541

		1,591,695

TOTAL COMMON STOCK— (Cost $79,557,792)		93,373,447

DEPOSITORY RECEIPTS—0.2%
MACHINERY—0.2%
Denison International PLC, ADR*	14,571	241,296

TOTAL DEPOSITORY RECEIPTS— (Cost $143,070)		241,296

	Principal Amount (000)
SHORT TERM INVESTMENT—3.7%
REPURCHASE AGREEMENT—3.7%
State Street Corp. 1.600%, 01/02/2002 Maturity value of $3,567,317 dated 12/31/01 (collateralized by $2,540,000 United States Treasury bond, 12%, 8/15/13 with a value of $3,644,104)	$3,567	3,567,000

TOTAL SHORT TERM INVESTMENT— (Cost $3,567,000)		3,567,000

TOTAL INVESTMENTS— (Cost $83,267,862)—100.0%		$97,181,743

*	Denotes non-income producing security.
ADR	American Depository Receipt
Percentage calculations shown are based on Total Investments.

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INVESTMENT COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2001

Global Income Fund
ASSETS
Investments—securities, at value	$56,580,126
Cash	967
Foreign currency, at value	76,695
Cash restricted for initial margin on Futures contracts	0
Dividends receivable	0
Interest receivable	1,067,914
Receivable for securities sold	0
Unrealized appreciation on forward currency contracts	1,152,208
Receivable for fund shares sold	1,088
Foreign income tax reclaim receivable	0
Receivable for variation margin	203,718 (a)
Receivable due from Protective Investment Advisors	28,636

TOTAL ASSETS	59,111,352

LIABILITIES
Unrealized depreciation on forward currency contracts	724,540
Payable for securities purchased	0
Payable for variation margin	0
Investment management fee payable	54,604
Accounts payable and accrued expenses	20,049
Payable for fund shares redeemed	50,075

TOTAL LIABILITIES	849,268

NET ASSETS	$58,262,084

NET ASSETS
Paid-in capital	$57,669,182
Undistributed net investment income (loss)	3,119,864
Accumulated net realized gain (loss) on investments, futures foreign currency transactions and options	(2,251,242)
Net unrealized appreciation (depreciation) of:
Investments	(726,586)
Futures	24,554
Foreign currency translations	426,312

NET ASSETS	$58,262,084

NET ASSET VALUE PER SHARE
Offering and redemption price per share (net assets divided by shares of capital stock outstanding, par value $001 per share)	$10.19
Total shares outstanding at end of period	5,718,834
Cost of investments	$57,306,712
Cost of foreign currency	$77,425

(a)	Includes approximately $179,164 relating to initial margin requirements for Futures transactions.

The accompanying notes are an integral part of the financial statements.

	International Equity Fund	Capital Growth Fund	Growth and Income Fund	CORE U.S. Equity Fund	Small Cap Value Fund
ASSETS
Investments—securities, at value	$115,363,449	$189,513,620	$200,371,825	$249,771,314	$97,181,743
Cash	725	51,079	864	504	863
Foreign currency, at value	144,127	0	0	0	0
Cash restricted for initial margin on Futures contracts	0	0	0	200,000	0
Dividends receivable	129,207	151,137	204,902	231,820	161,788
Interest receivable	22	0	291	54	159
Receivable for securities sold	116,454	928,280	175,133	0	552,689
Unrealized appreciation on forward currency contracts	898,006	0	0	0	0
Receivable for fund shares sold	9,483	8,560	13,034	14,651	0
Foreign income tax reclaim receivable	160,862	0	0	0	1,248
Receivable for variation margin	0	0	0	0	0
Receivable due from Protective Investment Advisors	37,323	17,215	12,675	23,851	13,470

TOTAL ASSETS	116,859,658	190,669,891	200,778,724	250,242,194	97,911,960

LIABILITIES
Unrealized depreciation on forward currency contracts	707,161	0	0	0	0
Payable for securities purchased	23,489	25,746	0	0	497,814
Payable for variation margin	0	0	0	10,100	0
Investment management fee payable	107,883	129,369	135,825	169,632	64,618
Accounts payable and accrued expenses	44,597	36,058	39,641	47,378	21,023
Payable for fund shares redeemed	126,291	22,193	78,220	127,156	30,631

TOTAL LIABILITIES	1,009,421	213,366	253,686	354,266	614,086

NET ASSETS	$115,850,237	$190,456,525	$200,525,038	$249,887,928	$97,297,874

NET ASSETS
Paid-in capital	$155,432,632	$195,408,328	$225,089,353	$260,160,648	$75,433,721
Undistributed net investment income (loss)	959,755	581,917	1,346,607	1,304,376	1,172,766
Accumulated net realized gain (loss) on investments, futures foreign currency transactions and options	(33,967,565)	(12,128,150)	(30,356,061)	(18,762,204)	6,777,506
Net unrealized appreciation (depreciation) of:
Investments	(6,762,508)	6,594,430	4,445,139	7,169,169	13,913,881
Futures	0	0	0	15,980	0
Foreign currency translations	187,923	0	0	(41)	0

NET ASSETS	$115,850,237	$190,456,525	$200,525,038	$249,887,928	$97,297,874

NET ASSET VALUE PER SHARE
Offering and redemption price per share (net assets divided by shares of capital stock outstanding, par value $001 per share)	$9.05	$17.32	$12.03	$16.41	$13.76
Total shares outstanding at end of period	12,804,524	10,998,676	16,672,943	15,229,527	7,068,937
Cost of investments	$122,125,957	$182,919,190	$195,926,686	$242,602,145	$83,267,862
Cost of foreign currency	$144,878	$—	$—	$—	$—

(a)	Includes approximately $179,164 relating to initial margin requirements for Futures transactions.

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INVESTMENT COMPANY

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2001

Global Income Fund
INVESTMENT INCOME
Dividend income	$0
Interest income	2,876,468
Foreign taxes withheld	(6,100)

TOTAL INVESTMENT INCOME	2,870,368
EXPENSES
Investment management fee	665,520
Custodian fees and expenses	130,271
Transfer agent fee	2,017
Audit fee	10,899
Directors fee	3,778
Legal expense	1,224
Printing expense	4,778
Miscellaneous expense	8

Total operating expenses before reimbursement	818,495
Expense reimbursement borne by Protective Investment Advisors	(152,975)
Fees paid indirectly	0

NET EXPENSES	665,520

NET INVESTMENT INCOME	2,204,848

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FUTURES TRANSACTIONS
Net realized gain (loss) on:
Investments	1,588,118
Futures	(657,429)
Foreign currency transactions	(797,426)

Total net realized gain (loss)	133,263
Change in unrealized appreciation (depreciation) of:
Investments	(1,078,551)
Futures	115,420
Foreign currency translations	1,487,999

Total change in unrealized appreciation (depreciation)	524,868

NET REALIZED AND UNREALIZED GAIN (LOSS)	658,131

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,862,979

The accompanying notes are an integral part of the financial statements.

	International Equity Fund	Capital Growth Fund	Growth and Income Fund	CORE U.S. Equity Fund	Small Cap Value Fund
INVESTMENT INCOME
Dividend income	$2,628,679	$2,279,405	$2,951,638	$3,537,257	$1,784,513
Interest income	13,164	44,386	193,173	4,436	129,522
Foreign taxes withheld	(309,210)	(12,543)	(13,500)	(21,128)	(5,090)

TOTAL INVESTMENT INCOME	2,332,633	2,311,248	3,131,311	3,520,565	1,908,945
EXPENSES
Investment management fee	1,568,995	1,729,325	1,775,665	2,216,150	743,845
Custodian fees and expenses	328,411	70,699	76,366	104,492	78,166
Transfer agent fee	2,017	2,017	2,017	2,017	2,017
Audit fee	25,075	28,647	32,923	36,247	11,871
Directors fee	9,863	14,617	14,737	18,583	5,740
Legal expense	2,215	4,094	3,727	5,154	2,142
Printing expense	15,925	18,770	17,164	20,892	6,383
Miscellaneous expense	8	8	8	32	8

Total operating expenses before reimbursement	1,952,509	1,868,177	1,922,607	2,403,567	850,172
Expense reimbursement borne by Protective Investment Advisors	(383,514)	(138,251)	(95,641)	(178,734)	(48,867)
Fees paid indirectly	0	(601)	(51,301)	(8,683)	(57,460)

NET EXPENSES	1,568,995	1,729,325	1,775,665	2,216,150	743,845

NET INVESTMENT INCOME	763,638	581,923	1,355,646	1,304,415	1,165,100

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FUTURES TRANSACTIONS
Net realized gain (loss) on:
Investments	(33,129,457)	(12,007,575)	(22,368,229)	(18,287,953)	11,330,246
Futures	(4,363)	0	0	(323,030)	0
Foreign currency transactions	1,031,548	0	(112)	(37)	0

Total net realized gain (loss)	(32,102,272)	(12,007,575)	(22,368,341)	(18,611,020)	11,330,246
Change in unrealized appreciation (depreciation) of:
Investments	(7,749,720)	(25,216,359)	(3,582,722)	(17,547,524)	5,604,585
Futures	0	0	0	42,219	0
Foreign currency translations	(575,089)	0	(97)	(77)	0

Total change in unrealized appreciation (depreciation)	(8,324,809)	(25,216,359)	(3,582,819)	(17,505,382)	5,604,585

NET REALIZED AND UNREALIZED GAIN (LOSS)	(40,427,081)	(37,223,934)	(25,951,160)	(36,116,402)	16,934,831

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(39,663,443)	$(36,642,011)	$(24,595,514)	$(34,811,987)	$18,099,931

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INVESTMENT COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

	Global Income Fund		International Equity Fund
	Year Ended 12/31/01	Year Ended 12/31/00	Year Ended 12/31/01	Year Ended 12/31/00
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,204,848	$2,701,826	$763,638	$785,543
Net realized gain (loss) on investments, futures, foreign currency related transactions and options	133,263	3,806,523	(32,102,272)	19,391,972
Net change in unrealized appreciation (depreciation)	524,868	(1,216,542)	(8,324,809)	(51,565,007)

Net increase (decrease) in net assets resulting from operations	2,862,979	5,291,807	(39,663,443)	(31,387,492)

Distributions to shareholders:
From net investment income	(5,050,328)	(4,315,476)	(945,719)	(2,873,892)
From net realized gain on investments	0	0	(19,313,106)	(29,125,712)

Net decrease in net assets resulting from distributions	(5,050,328)	(4,315,476)	(20,258,825)	(31,999,604)

Captial stock transactions:
Net proceeds from sales	2,107,966	2,616,292	2,103,082	60,195,443
Net proceeds from reinvestment of distributions	5,050,328	4,315,476	20,258,825	31,999,604
Cost of shares redeemed	(8,712,591)	(9,721,498)	(32,903,098)	(67,429,498)

Net increase (decrease) in net assets from capital stock transactions	(1,554,297)	(2,789,730)	(10,541,191)	24,765,549

Total increase (decrease) in net assets-	(3,741,646)	(1,813,399)	(70,463,459)	(38,621,547)
Net assets at beginning of period	62,003,730	63,817,129	186,313,696	224,935,243

Net assets at end of period*-	$58,262,084	$62,003,730	$115,850,237	$186,313,696

Shares issued and repurchased:
Shares sold	200,132	248,390	184,599	3,549,074
Shares issued to shareholders from reinvestment of distributions	501,649	425,817	2,044,582	2,147,243
Shares repurchased	(823,467)	(925,098)	(3,075,756)	(4,087,730)

Net increase (decrease)	(121,686)	(250,891)	(846,575)	1,608,587

*Includes undistributed (overdistributed) net investment income	$3,119,864	$5,898,066	$959,755	$(528,746)

The accompanying notes are an integral part of the financial statements.

	Capital Growth Fund		Growth and Income Fund		CORE U.S. Equity Fund
	Year Ended 12/31/01	Year Ended 12/31/00	Year Ended 12/31/01	Year Ended 12/31/00	Year Ended 12/31/01	Year Ended 12/31/00
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$581,923	$660,638	$1,355,646	$1,258,788	$1,304,415	$2,449,919
Net realized gain (loss) on investments, futures, foreign currency related transactions and options	(12,007,575)	23,144,066	(22,368,341)	(4,726,445)	(18,611,020)	36,876,640
Net change in unrealized appreciation (depreciation)	(25,216,359)	(43,608,204)	(3,582,819)	(13,589,875)	(17,505,382)	(75,676,523)

Net increase (decrease) in net assets resulting from operations	(36,642,011)	(19,803,500)	(24,595,514)	(17,057,532)	(34,811,987)	(36,349,964)

Distributions to shareholders:
From net investment income	(660,641)	(252,195)	(1,258,721)	(5,169,272)	(2,449,853)	(1,559,026)
From net realized gain on investments	(23,194,543)	(19,366,260)	0	(6,154,249)	(36,967,973)	(42,554,482)

Net decrease in net assets resulting from distributions	(23,855,184)	(19,618,455)	(1,258,721)	(11,323,521)	(39,417,826)	(44,113,508)

Captial stock transactions:
Net proceeds from sales	2,876,138	23,214,681	1,610,480	1,493,170	2,710,257	15,824,618
Net proceeds from reinvestment of distributions	23,855,184	19,618,455	1,258,721	11,323,521	39,417,826	44,113,508
Cost of shares redeemed	(33,631,939)	(13,712,102)	(42,906,017)	(64,500,243)	(41,269,995)	(27,754,480)

Net increase (decrease) in net assets from capital stock transactions	(6,900,617)	29,121,034	(40,036,816)	(51,683,552)	858,088	32,183,646

Total increase (decrease) in net assets-	(67,397,812)	(10,300,921)	(65,891,051)	(80,064,605)	(73,371,725)	(48,279,826)
Net assets at beginning of period	257,854,337	268,155,258	266,416,089	346,480,694	323,259,653	371,539,479

Net assets at end of period*-	$190,456,525	$257,854,337	$200,525,038	$266,416,089	$249,887,928	$323,259,653

Shares issued and repurchased:
Shares sold	143,198	911,750	131,779	105,622	146,936	614,973
Shares issued to shareholders from reinvestment of distributions	1,290,691	796,352	101,442	804,107	2,292,648	1,886,684
Shares repurchased	(1,796,020)	(545,933)	(3,503,831)	(4,510,495)	(2,294,847)	(1,107,696)

Net increase (decrease)	(362,131)	1,162,169	(3,270,610)	(3,600,766)	144,737	1,393,961

*Includes undistributed (overdistributed) net investment income	$581,917	$660,638	$1,346,607	$1,258,719	$1,304,376	$2,449,849

The accompanying notes are an integral part of the financial statements.

	Small Cap Value Fund
	Year Ended 12/31/01	Year Ended 12/31/00
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,165,100	$934,754
Net realized gain (loss) on investments, futures, foreign currency related transactions and options	11,330,246	8,428,829
Net change in unrealized appreciation (depreciation)	5,604,585	14,216,733

Net increase (decrease) in net assets resulting from operations	18,099,931	23,580,316

Distributions to shareholders:
From net investment income	(876,327)	(458,622)
From net realized gain on investments	0	0

Net decrease in net assets resulting from distributions	(876,327)	(458,622)

Captial stock transactions:
Net proceeds from sales	2,084,105	1,264,447
Net proceeds from reinvestment of distributions	876,327	458,622
Cost of shares redeemed	(12,701,761)	(16,241,813)

Net increase (decrease) in net assets from capital stock transactions	(9,741,329)	(14,518,744)

Total increase (decrease) in net assets-	7,482,275	8,602,950
Net assets at beginning of period	89,815,599	81,212,649

Net assets at end of period*-	$97,297,874	$89,815,599

Shares issued and repurchased:
Shares sold	164,705	131,821
Shares issued to shareholders from reinvestment of distributions	65,132	44,654
Shares repurchased	(1,027,824)	(1,670,470)

Net increase (decrease)	(797,987)	(1,493,995)

*Includes undistributed (overdistributed) net investment income	$1,172,766	$938,331

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period

	Year Ended
Global Income Fund	12/31/01		12/31/00	12/31/99	12/31/98	12/31/97
Net asset value, beginning of period	$10.62		$10.48	$10.65	$10.13	$10.18

Income (loss) from investment operations:
Net investment income	0.39	*(b)	0.46 *	0.50	0.43	0.55
Net realized and unrealized gain (loss)	0.11		0.45	(0.62)	0.63	0.46

Total from investment operations	0.50		0.91	(0.12)	1.06	1.01

Less Distributions:
From net investment income	(0.93)		(0.77)	0.00	(0.26)	(0.92)
From net realized gain	0.00		0.00	(0.05)	(0.28)	(0.14)

Total distributions	(0.93)		(0.77)	(0.05)	(0.54)	(1.06)

Net asset value, end of period	$10.19		$10.62	$10.48	$10.65	$10.13

Total Return (a)-	4.79%		9.00%	(1.20)%	10.40%	9.94%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$58,262		$62,004	$63,817	$62,763	$48,833
Ratios to average net assets:
Expenses net of all reductions	1.10%		1.10%	1.10%	1.10%	1.10%
Expenses net of voluntary reimbursements, gross of directed brokerage credits	1.10%		1.10%	1.10%	1.10%	1.10%
Gross expenses	1.35%		1.30%	1.29%	1.28%	1.32%
Net investment income	3.64	%(b)	4.38%	4.24%	4.71%	5.27%
Portfolio Turnover Rate	222%		178%	189%	194%	369%
	Year Ended
International Equity Fund	12/31/01	12/31/00	12/31/99	12/31/98	12/31/97
Net asset value, beginning of period	$13.65	$18.68	$14.31	$12.45	$12.87

Income (loss) from investment operations:
Net investment income (loss)	0.06	0.08	0.18	(0.02)	0.04
Net realized and unrealized gain (loss)	(2.99)	(2.48)	4.48	2.59	0.52

Total from investment operations	(2.93)	(2.40)	4.66	2.57	0.56

Less Distributions:
From net investment income	(0.08)	(0.24)	(0.05)	(0.01)	(0.24)
From net realized gain	(1.59)	(2.39)	(0.24)	(0.70)	(0.74)

Total distributions	(1.67)	(2.63)	(0.29)	(0.71)	(0.98)

Net asset value, end of period	$9.05	$13.65	$18.68	$14.31	$12.45

Total Return (a)-	(22.56)%	(14.06)%	33.11%	20.65%	4.42%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$115,850	$186,314	$224,935	$174,985	$131,887
Ratios to average net assets:
Expenses net of all reductions	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of voluntary reimbursements, gross of directed brokerage credits	1.10%	1.10%	1.10%	1.10%	1.10%
Gross expenses	1.37%	1.35%	1.33%	1.39%	1.37%
Net investment income	0.54%	0.37%	0.47%	0.37%	0.34%
Portfolio Turnover Rate	63%	82%	91%	79%	34%

The accompanying notes are an integral part of the financial statements.

	Year Ended
Capital Growth Fund	12/31/01	12/31/00	12/31/99	12/31/98	12/31/97
Net asset value, beginning of period	$22.70	$26.29	$20.87	$15.82	$12.65

Income (loss) from investment operations:
Net investment income	0.06	0.06	0.03	0.08	0.10
Net realized and unrealized gain (loss)	(3.19)	(1.82)	5.69	5.42	4.24

Total from investment operations	(3.13)	(1.76)	5.72	5.50	4.34

Less Distributions:
From net investment income	(0.06)	(0.02)	0.00	(0.08)	(0.10)
From net realized gain	(2.19)	(1.81)	(0.30)	(0.37)	(1.07)

Total distributions	(2.25)	(1.83)	(0.30)	(0.45)	(1.17)

Net asset value, end of period	$17.32	$22.70	$26.29	$20.87	$15.82

Total Return (a)-	(14.43)%	(7.26)%	27.76%	34.76%	34.57%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$190,457	$257,854	$268,155	$155,149	$75,042
Ratios to average net assets:
Expenses net of all reductions	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses net of voluntary reimbursements, gross of directed brokerage credits	0.80%	0.80%	0.80%	0.80%	0.80%
Gross expenses	0.86%	0.86%	0.85%	0.86%	0.97%
Net investment income	0.27%	0.24%	0.12%	0.54%	0.90%
Portfolio Turnover Rate	15%	33%	38%	28%	61%
	Year Ended
Growth and Income Fund	12/31/01	12/31/00	12/31/99	12/31/98	12/31/97
Net asset value, beginning of period	$13.36	$14.72	$14.07	$15.76	$14.18

Income (loss) from investment operations:
Net investment income	0.09	0.10	0.22	0.19	0.13
Net realized and unrealized gain (loss)	(1.35)	(0.91)	0.62	(0.65)	4.03

Total from investment operations	(1.26)	(0.81)	0.84	(0.46)	4.16

Less Distributions:
From net investment income	(0.07)	(0.25)	(0.01)	(0.18)	(0.13)
From net realized gain	0.00	(0.30)	(0.18)	(1.05)	(2.45)

Total distributions	(0.07)	(0.55)	(0.19)	(1.23)	(2.58)

Net asset value, end of period	$12.03	$13.36	$14.72	$14.07	$15.76

Total Return (a)-	(9.46)%	(5.67)%	5.99%	(2.92)%	29.84%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$200,525	$266,416	$346,481	$388,290	$356,503
Ratios to average net assets:
Expenses net of all reductions	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses net of voluntary reimbursements, gross of directed brokerage credits	0.82%	0.80%	0.80%	0.80%	0.80%
Gross expenses	0.87%	0.85%	0.86%	0.85%	0.85%
Net investment income	0.61%	0.42%	1.41%	1.25%	0.88%
Portfolio Turnover Rate	42%	73%	116%	116%	69%

The accompanying notes are an integral part of the financial statements.

	Year Ended
CORE U.S. Equity Fund	12/31/01	12/31/00	12/31/99	12/31/98	12/31/97
Net asset value, beginning of period	$21.43	$27.14	$22.16	$18.41	$15.44

Income (loss) from investment operations:
Net investment income	0.10	0.16	0.11	0.13	0.17
Net realized and unrealized gain (loss)	(2.32)	(2.65)	4.97	3.98	4.57

Total from investment operations	(2.22)	(2.49)	5.08	4.11	4.74

Less Distributions:
From net investment income	(0.17)	(0.11)	0.00	(0.13)	(0.17)
From net realized gain	(2.63)	(3.11)	(0.10)	(0.23)	(1.60)

Total distributions	(2.80)	(3.22)	(0.10)	(0.36)	(1.77)

Net asset value, end of period	$16.41	$21.43	$27.14	$22.16	$18.41

Total Return (a)-	(10.93)%	(10.14)%	23.02%	22.33%	30.95%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$249,888	$323,260	$371,539	$262,994	$177,210
Ratios to average net assets:
Expenses net of all reductions	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses net of voluntary reimbursements, gross of directed brokerage credits	0.80%	0.80%	0.80%	0.80%	0.80%
Gross expenses	0.87%	0.86%	0.85%	0.85%	0.86%
Net investment income	0.47%	0.68%	0.50%	0.71%	1.06%
Portfolio Turnover Rate	69%	54%	55%	48%	61%
	Year Ended
Small Cap Value Fund	12/31/01	12/31/00	12/31/99	12/31/98	12/31/97
Net asset value, beginning of period	$11.42	$8.68	$8.66	$11.73	$10.02

Income (loss) from investment operations:
Net investment income	0.17	0.13	0.05	0.05	0.04
Net realized and unrealized gain (loss)	2.29	2.67	(0.03)	(1.89)	3.17

Total from investment operations	2.46	2.80	0.02	(1.84)	3.21

Less Distributions:
From net investment income	(0.12)	(0.06)	0.00	(0.05)	(0.04)
From net realized gain	0.00	0.00	0.00	(1.18)	(1.46)

Total distributions	(0.12)	(0.06)	0.00	(1.23)	(1.50)

Net asset value, end of period	$13.76	$11.42	$8.68	$8.66	$11.73

Total Return (a)-	21.66%	32.27%	0.24%	(15.32)%	32.20%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$97,298	$89,816	$81,213	$99,791	$107,984
Ratios to average net assets:
Expenses net of all reductions	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses net of voluntary reimbursements, gross of directed brokerage credits	0.86%	0.80%	0.80%	0.80%	0.80%
Gross expenses	0.91%	0.88%	0.90%	0.89%	0.89%
Net investment income	1.25%	1.11%	0.52%	0.45%	0.38%
Portfolio Turnover Rate	76%	85%	87%	96%	99%

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS (continued)

*	Calculated based on average shares outstanding during the period.
(a)	Total return is calculated assuming a purchase of shares at net asset value per share on the last day of the prior fiscal period and a sale at the net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return would have been lower had Protective Investment Advisors, Inc. not reimbursed certain Fund expenses.
(b)	The fund was required to start amortizing premiums on debt securities. The effect of this change on net investment income per share was a decrease of $0.04 per share. The effect to the ratio of net income to average net assets was a decrease of 0.38%.

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

December 31, 2001

NOTE A — ORGANIZATION

Protective Investment Company (the "Company") was incorporated in the State of Maryland on September 2, 1993 as an open-end management investment company. The Company offers six separately managed pools of assets which have differing investment objectives and policies. The Company currently issues shares in six funds: Global Income Fund, International Equity Fund, Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund, and Small Cap Value Fund (individually a "Fund" and collectively the "Funds"). The Company commenced investment operations on March 14, 1994.

The Company offers the shares of each Fund to separate accounts of Protective Life and Protective Life and Annuity Insurance Company as funding vehicles for certain variable annuity and variable life contracts issued by Protective Life and Protective Life and Annuity Insurance Company through separate accounts.

NOTE B — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Company.

Valuation of Investments  --  The Company's portfolio securities traded on a national securities exchange are valued at the last sale price, or, if no sale occurs, at the closing bid price. Portfolio securities traded over-the-counter are valued at the last sale price, or, if no sale occurs, at the last bid price. Debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by Protective Investment Advisors, Inc. ("PIA" or the "Investment Manager") or by Goldman Sachs Asset Management, investment adviser to the Company (the "Adviser"), and approved by the board of directors of the Company. Short-term securities with a remaining maturity of 60 days or less are valued at their amortized cost, which approximates fair value. Options and futures contracts are valued at the last sale price or the last bid price on the exchange where such options or futures contracts are principally traded. Options traded over-the-counter are valued based upon prices provided by market makers in such securities. Securities for which current market quotations are unavailable or for which quotations are not deemed by the Investment Manager to be representative of market values are valued at fair value as determined in good faith pursuant to procedures established by the board of directors.

Foreign Securities  --  Foreign securities traded on a recognized securities exchange are valued at the last sale price in the principal market where they are traded, or, if closing prices are unavailable, at the closing bid price. Foreign portfolio securities prices are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange.

Repurchase Agreements  --  The Funds may enter into repurchase agreements under which a Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities at a mutually agreed upon date and price. In connection with transactions in repurchase agreements, the Company's custodian takes possession of the underlying collateral securities, the fair value of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to delay due to legal proceedings and the Fund may suffer a loss.

Investment Transactions  --  Investment security transactions are recorded on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost

Investment Income  --  Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration, net of foreign withholding taxes where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

Effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the Funds, but resulted in a $197,686 decrease to the cost of securities held and a corresponding decrease to undistributed net investment income (loss) based on securities held by the Global Income Fund on January 1, 2001.

The effect of this change to the Global Income Fund during the period was to decrease net investment income by $227,380; decrease unrealized appreciation/depreciation by $82,376; and increase net realized gain (loss) by $309,756. The Statements of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Foreign Currency Translations  --  The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rate of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Net realized exchange gains (losses) from foreign currency transactions represent net realized exchange gains (losses) from forward foreign currency contracts,disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income recorded on the Funds' accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

Forward Currency Contracts  --  The Funds may enter into forward contracts in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates and to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The International Equity and Global Income Funds also may use the contracts to seek to increase total return when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Funds' portfolios. A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-

to-market daily and the change in the market value is recorded by the Funds as an unrealized gain or loss. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service. A Forward may be closed prior to the contractual settlement date by entering into an offsetting position in the same currency with the same settlement terms. The unrealized gain or loss resulting from the offsetting transaction is not realized until the contractual settlement date. On the contractual settlement date the Fund recognizes a realized gain or loss equal to the difference between the value of the Forward when entered into and the value of the Forward on the contractual settlement date. Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Futures Contracts  --  In order to gain exposure to or protect against declines in security values, the Funds may enter into long and short futures contracts. The Funds may also buy or write put or call options on these futures contracts. A Fund generally shorts futures contracts to hedge against declines in the value of portfolio securities. A Fund may also enter into long futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities. The Funds segregate assets to cover their respective commitments under such futures contracts. Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market, that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities, or that the counterparty will fail to perform its obligations.

Expenses  --  The Company's expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the board of directors may direct or approve.

Distributions  --  Distributions from net investment income and net realized gains, if any, are declared and distributed annually. Distributions are recorded on the ex-dividend date.

Federal Income Taxes  --  Each Fund of the Company is treated as a separate entity for federal tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a federal excise tax.

Income distributions and capital gains distributions of a Fund are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures, foreign currency transactions and losses deferred due to wash sales. Any permanent book and tax basis differences at fiscal year-end have been reclassified to paid-in capital to reflect the tax characterization.

The tax character of distributions paid during 2001 and 2000 was as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2001	2000	2001	2000
Global Income	$5,050,328	$4,315,476	$0	$0
International Equity	7,320,229	12,182,258	12,938,596	19,817,346
Capital Growth	5,445,279	6,786,031	18,409,905	12,832,424
Growth and Income	1,258,721	11,323,521	0	0
CORE U.S. Equity	4,800,814	15,456,097	34,617,012	28,657,411
Small Cap Value	876,327	458,622	0	0

As of December 31, 2001, the components of distributable earnings (excluding unrealized appreciation (depreciation)) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gain
Global Income	$3,679,508	$0
International Equity	1,155,093	0
Capital Growth	581,917	0
Growth and Income	1,346,607	0
CORE U.S. Equity	1,304,376	0
Small Cap Value	2,505,991	5,876,046

At December 31, 2001, the following Funds have available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains:

	Expires December 31, 2007	Expires December 31, 2008	Expires December 31, 2009
Global Income Fund	$1,320,487	$696,923	$0
International Equity	0	0	22,661,720
Capital Growth	0	0	9,701,550
Growth and Income Fund	0	4,881,995	16,526,257
CORE U.S. Equity	0	0	11,272,273

Under current tax law, certain capital and currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2001 the International Equity Fund, the Capital Growth Fund, the Growth and Income Fund, and the CORE U.S. Equity Fund, elected to defer net capital and currency losses arising between November 1, 2001 and December 31, 2001 of $9,822,771, $2,419,756, $6,220,319 and $6,973,804, respectively.

NOTE C — AGREEMENTS AND FEES

The Company has entered into an investment management agreement with the Investment Manager, a wholly-owned subsidiary of Protective Life Corporation, under which the Company agrees to pay for business management and administrative services furnished by the Investment Manager. For its services to the Company, the Investment Manager receives a monthly management fee based on the average daily net assets of each Fund at the following annual rates: Global Income Fund, 1.10%; International Equity Fund, 1.10%; Capital Growth Fund, 0.80%; Growth and Income Fund, 0.80%; CORE U.S. Equity Fund, 0.80%; and Small Cap Value Fund, 0.80%.

In order to limit expenses, PIA has voluntarily undertaken to pay certain operating expenses of the Company or of any Fund to the extent that such expenses (excluding expenses paid under brokerage arrangements, brokerage commissions, taxes or other portfolio transaction expenses or expenses of litigation, indemnification, or other extraordinary expenses, as accrued for each Fund) exceed the following percentages of that Fund's average daily net assets on an annualized basis: Global Income Fund, 1.10%; International Equity Fund, 1.10%; Capital Growth Fund, 0.80%; Growth and Income Fund, 0.80%; CORE U.S. Equity Fund, 0.80%; and Small Cap Value Fund, 0.80%. During the period ended December 31, 2001, the amount of such expenses assumed by PIA for the Global Income Fund, the International Equity Fund, the Capital Growth Fund, the Growth and Income Fund, the CORE U.S. Equity Fund and the Small Cap Value Fund were $152,975, $383,514, $138,251, $ 95,641, $178,734 and $48,867 respectively. PIA may terminate its obligations to pay such expenses upon 120 days notice to the Company.

Fees Paid Indirectly  --  Protective Investment Company has entered into a directed brokerage agreement with Lynch Jones. Under the agreement, Lynch Jones will pay the funds a percentage of commissions generated. During the period ended December 31, 2001, these payments amounted to $0, $0, $601, $51,301, $8,683, and $57,460 for the Global Income Fund, the International Equity Fund, the Capital Growth Fund, the Growth and Income Fund, the CORE U.S. Equity Fund and the Small Cap Value Fund, respectively, and were used to offset Fund expenses.

Goldman Sachs Asset Management acts as the investment adviser (the "Adviser") of Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund and Small Cap Value Fund. Goldman Sachs Asset Management-International acts as the Adviser to Global Income Fund and International Equity Fund. Each Adviser has entered into an investment advisory agreement with the Investment Manager under which the Adviser manages the investment portfolios of the Fund of which it is Adviser. As compensation for their services, the Advisers receive a monthly fee from the Investment Manager based on the average daily net assets of each Fund at the following annual rates: Global Income Fund and International Equity Fund, 0.40% of the first $100 million, 0.30% of the next $100 million, and 0.25% of assets in excess of $200 million; Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund and Small Cap Value Fund, 0.40% of the first $100 million, 0.30% of the next $100 million, and 0.20% of assets in excess of $200 million.

Directors of the Company who are not interested persons receive an annual fee of $5,000 and $2,500 for each meeting attended.

NOTE D — INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities, for the year ended December 31, 2001, were as follows:

	Non-U.S. Government Purchases	U.S. Government Purchases	Non-U.S. Government Sales	U.S. Government Sales
Global Income Fund	$108,530,702	$20,133,449	$115,349,495	$16,502,572
International Equity Fund	89,280,409	0	118,138,905	0
Capital Growth Fund	32,400,376	0	57,516,828	1,028,964
Growth and Income Fund	90,591,435	0	122,721,587	2,429,423
CORE U.S. Equity Fund	188,040,566	4,198,958	228,473,196	1,373,251
Small Cap Value Fund	67,831,921	0	77,022,195	0

The identified cost of investments in securities owned by each Fund for federal income tax purposes and their respective gross unrealized appreciation and depreciation at December 31, 2001 were as follows:

		Gross Unrealized		Net Unrealized Appreciation (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
Global Income Fund	$57,657,874	$494,315	$(1,572,063)	$(1,077,748)
International Equity Fund	123,609,031	4,525,172	(12,770,754)	(8,245,582)
Capital Growth Fund	182,926,034	28,549,118	(21,961,532)	6,587,586
Growth and Income Fund	198,654,176	15,871,785	(14,154,136)	1,717,649
CORE U.S. Equity Fund	243,102,292	27,785,911	(21,116,889)	6,669,022
Small Cap Value Fund	83,699,627	16,042,897	(2,560,781)	13,482,116

For the year ended December 31, 2001, the Funds' Adviser, earned approximately $7,778, $3,124, $2,598, $6,906, $920 and $20,996 of brokerage commissions, respectively, from portfolio transactions (including futures transactions) executed on behalf of the Global Income Fund, International Equity Fund, Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund, and Small Cap Value Fund, respectively.

NOTE E — SHAREHOLDER TRANSACTIONS

The authorized capital stock of the Company consists of 1 billion shares, par value $.001 per share. 600 million of the authorized shares have been divided into, and may be issued in, six designated funds as follows: Global Income Fund, 100 million shares; International Equity Fund, 100 million shares; Capital Growth Fund, 100 million shares; Growth and Income Fund, 100 million shares; CORE U.S. Equity Fund, 100 million shares and Small Cap Value Fund, 100 million shares.

NOTE F — FORWARD FOREIGN CURRENCY CONTRACTS

At December 31, 2001, outstanding forward exchange currency contracts, which contractually obligate the Fund to deliver currencies at a specified date, were as follows:

GLOBAL INCOME FUND Foreign Currency Purchase Contracts	U.S. $ Cost on Origination Date	12/31/01 U.S. $ Value	Unrealized Appreciation (Depreciation)
AUD, expiring 01/17/02 (2 contracts)	$1,158,628	$1,156,049	$(2,579)
CAD, expiring 01/17/02 (2 contracts)	2,240,041	2,242,989	2,948
EUR, expiring 01/10/02 (1 contract)	282,308	284,152	1,844
EUR, expiring 01/17/02 (7 contracts)	5,021,138	4,976,667	(44,471)
GBP, expiring 01/17/02 (2 contracts)	1,128,269	1,125,497	(2,772)
GBP, expiring 01/25/02 (1 contract)	99,225	100,934	1,709
JPY, expiring 01/17/02 (4 contracts)	3,345,000	3,126,931	(218,069)
JPY, expiring 01/18/02 (2 contracts)	325,089	315,383	(9,706)
SEK, expiring 01/11/02 (1 contract)	794,836	806,687	11,851
SGD, expiring 01/17/02 (2 contracts)	1,661,000	1,645,373	(15,627)

	16,055,534	15,780,662	(274,872)
Foreign Currency Sale Contracts
AUD, expiring 01/17/02 (2 contracts)	1,169,798	1,156,049	13,749
CAD, expiring 01/17/02 (4 contracts)	2,251,000	2,242,989	8,011
CAD, expiring 03/14/02 (1 contract)	1,870,335	1,841,049	29,286
DKK, expiring 01/24/02 (1 contract)	928,582	929,537	(955)
EUR, expiring 01/10/02 (2 contracts)	18,721,701	18,830,633	(108,932)
EUR, expiring 01/17/02 (5 contracts)	3,361,257	3,336,531	24,726
GBP, expiring 01/17/02 (2 contracts)	1,095,211	1,125,497	(30,286)
GBP, expiring 01/25/02 (2 contracts)	3,196,872	3,196,497	375
JPY, expiring 01/17/02 (9 contracts)	5,289,987	4,997,713	292,274
JPY, expiring 01/18/02 (1 contract)	7,308,830	6,918,136	390,694
SEK, expiring 01/11/02 (1 contract)	1,199,860	1,208,554	(8,694)

	46,393,433	45,783,185	610,248

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Unrealized Appreciation/ (Depreciation)
1/17/02	CAD	927,774	GBP	404,000	$4,121
1/17/02	GBP	404,000	CAD	910,313	(15,086)
1/17/02	CHF	958,000	NOK	5,288,447	10,481
1/17/02	CHF	1,007,000	NOK	5,418,033	(4,644)
1/17/02	NOK	10,725,147	CHF	1,965,000	(7,911)
1/17/02	CHF	876,613	EUR	597,144	2,930
1/17/02	CHF	1,839,642	EUR	1,263,000	14,907
1/17/02	EUR	613,000	GBP	381,366	8,570
1/17/02	EUR	636,168	SEK	5,960,222	3,732
1/17/02	SEK	6,245,000	EUR	664,461	(5,781)
1/17/02	EUR	422,960	SEK	3,999,049	5,956
1/17/02	EUR	199,040	SEK	1,873,621	2,011
1/17/02	EUR	660,543	SEK	6,245,000	9,266
1/17/02	SEK	5,960,222	EUR	622,000	(16,334)
1/17/02	EUR	620,113	GBP	387,000	10,426
1/17/02	GBP	392,000	EUR	631,484	(7,572)
1/17/02	GBP	376,366	EUR	602,909	(10,286)
1/17/02	JPY	136,778,447	GBP	782,000	90,710
1/17/02	GBP	383,000	JPY	68,908,594	(29,769)
1/17/02	GBP	399,000	JPY	73,462,683	(18,213)
1/17/02	JPY	70,805,415	NZD	1,437,000	56,424
1/17/02	JPY	72,536,223	NZD	1,421,000	36,549
1/17/02	NZD	2,858,000	JPY	150,143,029	(41,012)
1/17/02	EUR	622,000	NOK	4,990,947	1,419
1/17/02	NOK	4,990,947	EUR	619,933	(3,258)
1/17/02	EUR	592,819	CHF	876,613	918
1/17/02	EUR	1,253,281	CHF	1,839,642	(6,262)

					92,292
Net unrealized appreciation					$427,668

INTERNATIONAL EQUITY FUND Foreign Currency Purchase Contracts	U.S. $ Cost on Origination Date	12/31/01 U.S. $ Value	Unrealized Appreciation (Depreciation)
AUD, expiring 01/25/02 (4 contracts)	$2,418,133	$2,397,724	$(20,409)
CHF, expiring 02/14/02 (1contract)	783,247	780,228	(3,019)
DKK, expiring 01/24/02 (1 contract)	1,112,080	1,113,224	1,144
EUR, expiring 01/10/02 (4 contracts)	6,328,034	6,361,363	33,329
EUR, expiring 01/17/02 (2 contracts)	2,207,978	2,188,172	(19,806)
GBP, expiring 01/17/02 (1 contract)	736,740	736,293	(447)
GBP, expiring 01/25/02 (6 contracts)	4,662,918	4,770,047	107,129
HKD, expiring 03/11/02 (1contract)	975,359	975,319	(40)
HKD, expiring 05/07/02 (1contract)	1,913,235	1,912,799	(436)
JPY, expiring 01/17/02 (3 contracts)	3,637,711	3,369,604	(268,107)
JPY, expiring 01/18/02 (7 contracts)	3,696,396	3,535,555	(160,841)
NOK, expiring 02/27/02 (1 contract)	709,205	712,381	3,176
NZD, expiring 02/25/02 (1 contract)	287,356	283,568	(3,788)
SEK, expiring 01/11/02 (3 contracts)	2,005,597	2,025,518	19,921
SGD, expiring 01/24/02 (3 contracts)	754,734	745,653	(9,081)

	32,228,723	31,907,448	(321,275)
Foreign Currency Sale Contracts
AUD, expiring 01/25/02 (1 contract)	432,223	432,905	(682)
CHF, expiring 02/14/02 (4 contracts)	3,762,057	3,746,665	15,392
EUR, expiring 01/10/02 (6 contracts).	4,375,695	4,376,408	(713)
EUR, expiring 01/17/02 (4 contracts).	2,207,658	2,188,172	19,486
GBP, expiring 01/17/02 (1 contracts).	742,910	762,433	(19,523)
GBP, expiring 01/25/02 (8 contracts).	5,429,274	5,456,031	(26,757)
HKD, expiring 03/11/02 (2 contracts)	1,472,507	1,472,429	78
HKD, expiring 05/07/02 (1 contract).	1,912,818	1,912,799	19
JPY, expiring 01/07/02 (1 contract).	93,373	93,649	(276)
JPY, expiring 01/17/02 (5 contracts).	3,655,500	3,369,604	285,896
JPY, expiring 01/18/02 (3 contracts).	4,681,482	4,430,656	250,826
SEK, expiring 01/11/02 (3 contracts).	2,095,126	2,120,436	(25,310)

	30,860,623	30,362,187	498,436

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Unrealized Appreciation/ (Depreciation)
1/17/02	EUR	795,000	GBP	494,593	$11,115
1/17/02	GBP	476,593	EUR	763,466	(13,025)
1/17/02	GBP	525,000	EUR	845,737	(10,142)
1/17/02	EUR	812,396	GBP	507,000	13,659
1/17/02	SEK	5,239,911	EUR	559,604	(2,997)
1/17/02	EUR	554,200	SEK	5,239,911	7,804
1/17/02	GBP	243,000	JPY	42,663,510	(26,959)
1/17/02	JPY	144,649,329	GBP	827,000	95,930
1/17/02	GBP	584,000	JPY	102,937,300	(61,701)
					13,684

Net unrealized appreciation					$190,845

Glossary of Terms
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
DEM — Deutsche Mark
DKK — Danish Krona
EUR — Euro
GBP — British Pound
HKD — Hong Kong Dollar
JPY — Japanese Yen
NOK — Norwegian Krona
NZD — New Zealand Dollar
SEK — Swedish Krona
SGD — Singapore Dollar
USD — United States Dollar

Report of Independent Accountants

To the Board of Directors and Shareholders of Protective Investment Company:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Protective Investment Company (the "Company"), consisting of Global Income Fund, International Equity Fund, Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund and Small Cap Value Fund at December 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 8, 2002

Board of Directors and Officers Information (unaudited)

DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND

Name Address Age	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
D. Warren Bailey (54) 2801 Hwy 280 South Birmingham, AL 35223	Director	8 Years	Partner — Claylon-Bailey Properties, Owner and Manager of Rental Property, since November 1986. President and Chief Operating Officer of Hanna Steel, Steel Tube Manufacturer, from October 1996 to August 2001	6
G. Ruffner Page, Jr. (42) 2801 Hwy 280 South Birmingham, AL 35223	Director	8 Years	President — McWane, Inc., Manufacturer, from January 1999 to present. Executive Vice President — McWane, Inc. January 1994 to December 1998.	6	Director — Alabama National Bancorporation Director — National Bank of Commerce
Cleophus Thomas, Jr. (45) 2801 Hwy 280 South Birmingham, AL 35223	Director	8 Years	Of Counsel — Lange, Simpson, Robinson & Somerville since January 1998. Chairman and Chief Executive Officer — A. G. Gaston Corp, Diversified Holding Company, since January 2002. Senior Executive Vice president, Booker T. Washington Insurance Company, Inc. since February 1992.	6

*	Each Director serves an indefinite term, until his or her successor is elected.

        The aggregate remuneration paid by the Fund from January 1, 2001 to December 31, 2001 to the directors who are not interested persons of the Fund was $67,500; Mr. Bailey, $17,500; Mr. Page, $15,000; Mr. Thomas, $17,500; Mr. Luce, $17,500. Mr. Michael Luce resigned from the Board of Directors as of January 2, 2002.

OFFICERS AND INTERESTED DIRECTORS

Name Address Age	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Carolyn King (51) 2801 Hwy 280 South Birmingham, AL 35223	Director** Chairman and President	7 Years	Senior Vice President, Investments Products Division of Protective Life Corporation and Protective Life Insurance Company since April 1995.	6	Director, Variable Investors Series Trust, Protective Life Insurance Company
Richard J. Bielen (41) 2801 Hwy 280 South Birmingham, AL 35223	Director** Vice President and Compliance Officer	4 Years	Senior Vice President, Chief Investment Officer and Treasurer Protective Life Corporation and Protective Life Insurance Company since January 2002. Senior Vice President, Investments of Protective Life Corporation and Protective Life Insurance Company since August 1996.	6	Director, Protective Life Insurance Company
Kevin B. Borie (37) 2801 Hwy 280 South Birmingham, AL 35223	Treasurer	3 Years
			Vice President & Actuary, Investment Products Division of Protective Life Insurance Company since May 1999 and formerly Second Vice President and Associate Actuary, Investment Products Division of Protective Life Insurance Company since June 1996.
Steve M. Callaway (44) 2801 Hwy 280 South Birmingham, AL 35223	Secretary	5 Years	Senior Associate Counsel, Protective Life Corporation since May 1997.
Jerry W. DeFoor (49) 2801 Hwy 280 South Birmingham, AL 35223	Vice President and Chief Accounting Officer	8 Years	Vice President, Controller and Chief Accounting Officer of Protective Life Corporation and Protective Life Insurance Company since April 1989.

*	Each Director serves an indefinite term, until his or her successor is elected.
**
Directors Carolyn King and Richard J. Bielen are considered interested persons of the Fund because of their affiliations with the investment manager, Protective Investment Advisors, Inc., and the sponsoring insurance company, Protective Life Insurance Company, and its affiliates. All the officers and interested Directors are also employees of Protective Life Insurance Company and/or its affiliates. No officer or interested Director receives compensation from the Funds.

Additional Information

        The Fund annually files a Statement of Additional Information ("SAI") with the U.S. Securities and Exchange Commission. The SAI contains additional information about the Fund, including information about the Directors. The SAI is available, without charge, upon request. You may request a copy of the Fund's current SAI by calling Protective Life Insurance Company at 1-800-456-6330 and asking for your free copy of Protective Investment Company's current Statement of Additional Information. You may also request your free copy of the SAI by writing to Protective Life Insurance Company at P.O. Box 10648, Birmingham, Alabama 35202-0648.

PROTECTIVE INVESTMENT COMPANY

DIRECTORS AND OFFICERS

D. Warren Bailey, Director
G. Ruffner Page, Jr., Director
Cleophus Thomas, Jr., Director
Michael D. Luce, Director*
Carolyn King, President and Chairman
Richard J. Bielen, Director, Vice President and Compliance Officer
Jerry W. DeFoor, Vice President and Chief Accounting Officer
Kevin B. Borie, Treasurer
Steve M. Callaway, Secretary

*Resigned January 2, 2002.

INVESTMENT MANAGER

Protective Investment Advisors, Inc.

INVESTMENT ADVISERS

Goldman Sachs Asset Management
Goldman Sachs Asset Management International

PRINCIPAL UNDERWRITER

Investment Distributors, Inc.

Protective Investment Advisors, Inc., Investment Distributors, Inc.,
Protective Life Insurance Company and Protective Life and Annuity Insurance Company
are each subsidiaries of Protective Life Corporation

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Company and Separate Account prospectuses which contain important information concerning the Company, the Separate Account and its current public offering of variable insurance and annuity contracts.

QuickLinks

Performance and Portfolio Review by Fund
  Protective Global Income Fund4
  Protective International Equity Fund3
  Protective Capital Growth Fund4
  Protective Growth and Income Fund4
  Protective CORE SM U.S. Equity Fund
  Protective Small Cap Value Fund2,4
Board of Directors and Officers Information (unaudited) DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND
OFFICERS AND INTERESTED DIRECTORS
  Additional Information